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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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The Spectranetics Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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THE SPECTRANETICS CORPORATION
9965 Federal Drive
Colorado Springs, CO 80921
(719) 633-8333

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 25, 2010

        The Annual Meeting of the Stockholders of THE SPECTRANETICS CORPORATION (the "Company") will be held at the Colorado Springs Antler's Hilton Hotel located at 4 South Cascade Avenue, Colorado Springs, Colorado on June 25, 2010, at 9:00 a.m. (MDT) for the following purposes:

          1.     To elect Mr. William C. Jennings and Dr. Joseph M. Ruggio to the Board of Directors to serve a three-year term until the 2013 Annual Meeting of Stockholders, or until their successors are elected and have been duly qualified.

          2.     To approve the Spectranetics Corporation 2010 Employee Stock Purchase Plan.

          3.     To approve the Seventh Amendment (the "Plan Amendment") to the Spectranetics Corporation 2006 Incentive Award Plan, which increases by 1,000,000 shares the authorized number of shares of our common stock issuable thereunder.

          4.     To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company's independent registered public accounting firm for the year ended December 31, 2010.

          5.     To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        Only stockholders of record as of the close of business on April 27, 2010, the record date, will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

        Whether or not you plan to attend the Annual Meeting in person, we urge you to ensure your representation by voting by proxy as promptly as possible. You may vote by completing, signing, dating and returning the enclosed proxy card, or the form forwarded by your bank, broker or other holder of record, by mail. You may also vote by telephone or electronically through the Internet, as further described on the proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting and vote your shares in person, your proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS,

Emile J. Geisenheimer Chairman of the Board of Directors, President and Chief Executive Officer
Colorado Springs, Colorado April 30, 2010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 25, 2009
SOLICITATION OF PROXIES
RECORD DATE AND VOTING OF SECURITIES
REVOCATION OF PROXY
FORWARD-LOOKING STATEMENTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS
CORPORATE GOVERNANCE
TRANSACTIONS WITH RELATED PERSONS
BUSINESS EXPERIENCE OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION RISK MANAGEMENT
EXECUTIVE COMPENSATION
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS
DIRECTOR COMPENSATION
AUDIT COMMITTEE REPORT
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES
FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT
EQUITY COMPENSATION PLAN INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ELECTION OF DIRECTORS (Proposal No. 1)
APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN (Proposal No. 2)
AMENDMENT TO 2006 INCENTIVE AWARD PLAN (Proposal No. 3)
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal No. 4)
NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
2009 ANNUAL REPORT TO STOCKHOLDERS
FORM 10-K FOR THE 2009 FISCAL YEAR
OTHER MATTERS
DATE OF RECEIPT OF STOCKHOLDER PROPOSALS
Appendix A
Appendix B

THE SPECTRANETICS CORPORATION
9965 Federal Drive
Colorado Springs, CO 80921
(719) 633-8333

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 25, 2010

PROXY STATEMENT

 SOLICITATION OF PROXIES

        This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of THE SPECTRANETICS CORPORATION (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Colorado Springs Antler's Hilton Hotel located at 4 South Cascade Avenue, Colorado Springs, Colorado on June 25, 2010, at 9:00 a.m. (MDT). This Proxy Statement and proxy are being mailed to stockholders on or about May 10, 2010.

        The cost of soliciting proxies is being borne by the Company. The Company's officers, directors and other regular employees, without additional compensation, may solicit proxies by telephone or by oral communication or by other appropriate means. The Company does not currently anticipate hiring a firm to solicit proxies. The Company will pay all costs related to the preparation of this Proxy Statement, including legal fees, printer costs and mailing costs.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2010

        The Proxy Statement and the Company's 2009 Annual Report are available on the Company's website at www.spnc.com/proxy.

RECORD DATE AND VOTING OF SECURITIES

        Only holders of record of the Company's common stock ("Common Stock") outstanding as of the close of business on April 27, 2010, will be entitled to notice of and to vote on matters presented at the Meeting or any adjournments or postponements thereof. As of April 27, 2010 there were 33,083,660 shares of Common Stock outstanding. Each share of Common Stock will be entitled to one vote on each matter presented at the Meeting, and there is no cumulative voting.

        In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Meeting must be represented at the Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

        Each matter is tabulated separately. Directors will be elected by a plurality of the shares voting, which means that abstentions and broker non-votes will not affect the candidates receiving the plurality of votes. Adoption of the other proposals requires the affirmative vote of a majority of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Meeting. Abstentions are counted in tabulations of the votes cast on all proposals presented to stockholders, thereby effectively counting as votes against such proposals. Broker non-votes are not counted for any purpose in determining whether a proposal has been approved. As a result, broker non-votes will not affect the outcome of any proposal.

        If shares are not voted in person, they cannot be voted on your behalf unless a proxy is given. Subject to the limitations described below, you may vote by proxy:

            (i)  by completing, signing and dating the enclosed proxy card and mailing it promptly in the enclosed envelope;

           (ii)  by telephone; or

          (iii)  electronically through the Internet.

        Voting By Proxy Card.    Each stockholder may vote by proxy by using the enclosed proxy card. When you return a proxy card that is properly signed and completed, the shares of Common Stock represented by your proxy will be voted as you specify on the proxy card. If no specification is made in a properly executed proxy received by the Company, then the proxy will be voted (i) FOR the election of the two (2) nominees to the Board of Directors listed herein, (ii) FOR the approval of the Spectranetics Corporation 2010 Employee Stock Purchase Plan, (iii) FOR the approval of the Plan Amendment and (iv) FOR the ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent auditors. If you own Common Stock through a broker, bank or other nominee that holds Common Stock for your account in a "street name" capacity, you should follow the instructions provided by your nominee regarding how to instruct your nominee to vote your shares.

        Voting By Telephone Or Through The Internet.    If you are a registered stockholder (that is, if you own Common Stock in your own name and not through a broker, bank or other nominee that holds Common Stock for your account in a "street name" capacity), you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 12:00 p.m., Central Time, on June 24, 2010. Please see the proxy card provided to you for instructions on how to access the telephone and Internet voting systems. If your shares of Common Stock are held in "street name" for your account, you should contact your broker, bank or other nominee to determine if you may vote by telephone or through the Internet.

REVOCATION OF PROXY

        A proxy may be revoked by a stockholder at any time prior to the exercise thereof by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by attending the Meeting and voting in person. If you receive two or more proxy cards, please vote with respect to each in accordance with the procedures described thereon to ensure that all of the shares are represented. All shares represented by each properly completed and unrevoked proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it unusable. All shares properly voted in accordance with the procedures set forth in this Proxy Statement and the accompanying proxy card will be voted in accordance with your instructions.

FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in our periodic reports on Form 10-Q and Form 8-K.

 SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of March 31, 2010, by (i) all persons known by the Company to be beneficial owners of more than 5% of its Common Stock; (ii) each of the Company's directors; (iii) the named executive officers (as defined below under the caption "Executive Compensation—Summary Compensation Table" in this Proxy Statement); and (iv) all of the current executive officers and directors of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based solely on information furnished by such holders, have sole voting and dispositive power with respect to such shares, subject to community property laws, where applicable. "Percentage of Outstanding Shares" is based on 33,076,660 shares of Common Stock outstanding on March 31, 2010.

Name and Address	Shares Owned(1)	Right to Acquire(2)	Total Shares Beneficially Owned	Percentage of Outstanding Shares
5% Stockholders
Wells Fargo & Company(3)	5,348,539	—	5,348,539	16.2%
BlackRock, Inc.(4)	1,843,898	—	1,843,898	5.6%
Wall Street Associates, LLC(5)	1,689,553	—	1,689,553	5.3%
Directors and Named Executive Officers(6)
Emile J. Geisenheimer	288,196	354,165	642,361	1.9%
David G. Blackburn(7)	19,610	67,152	86,762	*
Anne Melissa Dowling(7)	15,000	—	15,000	*
R. John Fletcher(7)	30,000	120,000	150,000	*
William C. Jennings(7)	15,000	—	15,000	*
Joseph M. Ruggio, M.D.(7)	85,500	123,846	209,346	*
Craig M. Walker, M.D.(7)	412,000	15,000	427,000	1.3%
Guy A. Childs	34,422	174,375	208,797	*
Jason D. Hein	63,771	46,561	110,332	*
Shahriar Matin	8,422	48,437	56,859	*
Jonathan W. (Will) McGuire(8)	2,599	225,000	227,599	*
All current executive officers and directors as a group (12 persons)	974,820	1,194,536	2,169,356	6.3%

*
Less than 1%

(1)
Includes shares for which the named person has sole voting and investment power or shared voting and investment power with a spouse. Also includes restricted stock awards, whether vested or unvested. Excludes shares that may be acquired through stock option exercises.

(2)
Shares that can be acquired through stock options exercisable within 60 days of March 31, 2010.

(3)
Information obtained from Schedule 13G/A filed with the Securities and Exchange Commission, or SEC, on January 28, 2010. Includes shares beneficially owned by Wells Capital Management Incorporated, Peregrine Capital Management, Inc., Wells Fargo Bank, National Association, Wells Fargo Advisors Financial Network, LLC, Wells Fargo Advisors, LLC, Wachovia Bank, National Association and Wells Fargo Funds Management, LLC. The filing noted that Wells Fargo & Company is a parent holding company and claims sole dispositive power for 5,080,539 shares, sole voting power for 3,891,513 shares and shared voting power for 40,000 shares.

(4)
Information obtained from Schedule 13G filed with the Securities and Exchange Commission on January 29, 2010. Includes shares owned by BlackRock Institutional Trust Company, N.A., Blackrock Fund Advisors and Blackrock Investment Management, LLC. The filing noted that BlackRock, Inc. is a parent holding company and claims sole dispositive power and sole voting power for the shares noted above. On December 1, 2009, Blackrock, Inc. completed its acquisition of Barclays Global Investors, NA from Barclays Bank PLC. As a result, substantially all of the Barclays Global Investors entities are now included as subsidiaries of BlackRock, Inc. for purposes of Schedule 13G filings.

(5)
Information obtained from Schedule 13G filed with the Securities and Exchange Commission on February 11, 2010. The filing noted that Wall Street Associates, LLC claims sole dispositive power for 1,689,300 shares, shared dispositive power for 253 shares and sole voting power for 945,600 shares.

(6)
The address of each of the directors and the named executive officers listed is c/o The Spectranetics Corporation, 9965 Federal Drive, Colorado Springs, CO 80921.

(7)
Shares owned include 5,000 shares of unvested restricted stock granted to Mr. Blackburn, Ms. Dowling, Mr. Fletcher, Mr. Jennings, Dr. Ruggio and Dr. Walker at the June 10, 2009 Annual Meeting of Stockholders, pursuant to the Spectranetics Corporation 2006 Incentive Award Plan (the "2006 Incentive Award Plan"). These shares of restricted stock vest one year from the date of grant.

(8)
On March 25, 2010, Mr. McGuire resigned his position as Chief Operating Officer to accept a chief executive officer position at a private company. Mr. McGuire's resignation was effective on April 2, 2010.

BOARD OF DIRECTORS

        The following table lists the members of the Board of Directors of the Company, their ages as of March 31, 2010, their positions with the Company, the year first elected as a director, and the expiration of their current term.

Name	Age	Positions with the Company	Director Since	Term Expires
David G. Blackburn	71	Director	2003	2012
Anne Melissa Dowling	51	Director	2009	2011
R. John Fletcher	64	Director	2002	2012
Emile J. Geisenheimer	62	President, Chief Executive Officer and Chairman of the Board of Directors	1990	2011
William C. Jennings(1)	70	Director	2009	2010
Joseph M. Ruggio, M.D.(1)	55	Director	1997	2010
Craig M. Walker, M.D.	56	Director	2004	2012

(1)
Nominated for re-election to the Board for a three-year term.

        The Board of Directors is divided into three classes, designated Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. At each annual meeting only directors of the class whose term is expiring are voted upon, and upon election each such director serves a three-year term. The Board of Directors may determine from time to time the size of the Board of Directors, but in no event can it determine to have a Board consisting of less than four or more than nine directors. The size of the Board is currently set at seven. If the number of directors is changed, any increase or decrease is apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class holds office for a term that coincides with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director holds office until the annual meeting for the year in which his term expires until his successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

        The Company is not aware of any family relationships among any of the directors and executive officers of the Company.

CORPORATE GOVERNANCE

        The Board believes that good corporate governance is paramount to ensure that Spectranetics is managed for the long-term benefit of its stockholders. As part of our ongoing efforts to constantly improve corporate governance, the Board and management have undertaken a number of initiatives to improve the Company's corporate governance policies and practices.

        In April 2008, the Board of Directors of the Company adopted Corporate Governance Guidelines (the "Guidelines") to assist in the exercise of its responsibilities in serving the best interests of the Company and its stockholders. The Guidelines address such matters as director qualification standards, director independence, selection of new directors, director compensation, Board access to senior management and independent advisors, stock ownership guidelines, limitations on director service on other boards, the annual self-evaluation process and leadership development. A complete copy of the Guidelines is available in the Investor Relations section of the Company's website at www.spectranetics.com.

Code of Business Conduct and Ethics

        The Board has adopted a Code of Business Conduct and Ethics (the "Code of Ethics") that applies to all of our employees, directors and officers, including our Chief Executive Officer, Chief Financial Officer, principal accounting officer or controller, and other senior financial officers. The Code of Ethics, as applied to our principal financial officers, constitutes our "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act and is our "code of conduct" within the meaning of the listing standards of the NASDAQ Global Market. The Code of Ethics is posted on our website at www.spectranetics.com. You may request copies, which will be provided free of charge, by writing to Corporate Secretary, The Spectranetics Corporation, 9965 Federal Drive, Colorado Springs, Colorado 80921. We intend to disclose future amendments to certain provisions of our Code of Ethics, and any waiver of provisions of the Code of Ethics required to be disclosed under the rules of the SEC or listing standards of the NASDAQ Global Market, at the same location on our website.

Director Independence

        Our Board makes an annual determination as to the independence of each Board member under the current standards for "independence" established by the NASDAQ Global Market. In March 2009 the Board determined that all of its directors are independent under these standards except for (i) Mr. Geisenheimer, who serves as President and Chief Executive Officer of the Company; (ii) Dr. Ruggio, who received compensation from the Company in 2007, 2008 and 2009 related to the purchase of a patent by the Company from Dr. Ruggio covering an apparatus and method for aspirating intravascular, pulmonary and cardiac obstructions as well as certain ongoing royalties on net sales of products that practice one or more of the inventions covered by the patent; and (iii) Dr. Walker, who received compensation from the Company in 2007, 2008 and 2009 pursuant to a consulting agreement under which Dr. Walker trains physicians in the use of the Company's excimer laser technology and provides consulting services in connection with speaker honoraria and directing or moderating Master Summit laser training courses.

Leadership Structure

        Our Board believes that, at the present time, the interests of the Company and our stockholders are best served by the leadership and direction provided by a single Chairman and Chief Executive Officer. Our Board believes that a single person, acting in the capacities of Chairman and CEO, serves as a bridge between the Board and management, helping both to act with a common purpose, and provides critical leadership for carrying out the Company's strategy and confronting its challenges. Our Board also believes the combined role of Chairman and CEO promotes unified leadership and direction for the Company, which allows for a single, clear focus for management to execute our strategic initiatives and business plans to maximize stockholder value, with centralized leadership in one person so that there is no ambiguity about accountability. The Board's current leadership structure is consistent with the practice at many U.S. companies, which have historically followed a model in which the chief executive officer also serves as chairman of the board.

        The Board believes that the independent directors provide effective oversight of management. Moreover, in addition to the extensive feedback provided during the course of Board meetings, the independent directors have regular executive sessions. The Company believes that this approach effectively encourages full engagement of all independent directors in executive sessions, while avoiding unnecessary hierarchy. Following an executive session of independent directors, the presiding director acts as a liaison between the independent directors and the Chairman regarding any specific feedback or issues, provides the Chairman with input regarding agenda items for Board and Committee meetings, and coordinates with the Chairman regarding information to be provided to the independent directors in performing their duties. Furthermore, the Audit, Compensation and Nominating and Corporate Governance committees, each of which is made up entirely of independent directors, perform various oversight functions independent of management. The Board believes that this approach appropriately and effectively complements the combined CEO/Chairman structure.

The Board's Role in Risk Oversight

        Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has the ultimate responsibility for the oversight of risk management. Senior management attends regular meetings of the Board of Directors, provides presentations on operations including significant risks, and is available to address any questions or concerns raised by the Board of Directors. Specific examples of risks primarily overseen by the full Board of Directors include legal risks, competition risks, industry risks, economic risks, liquidity risks, business operations risks and risks related to acquisitions and dispositions.

        Additionally, our board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee regularly reviews with management and the independent auditors significant financial risk exposures and the processes management has implemented to monitor, control and report such exposures. Specific examples of risks primarily overseen by the Audit Committee include risks related to the preparation of the Company's financial statements, disclosure controls and procedures, internal controls over financial reporting, accounting, financial and auditing risks and treasury risks. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning and corporate governance. The Compliance Committee assists the Board of Directors in fulfilling its oversight responsibilities by considering risks relating to the Company's operations within the medical device industry specifically, its compliance with applicable laws and regulations and its compliance with the terms of the five-year Corporate Integrity Agreement (CIA) entered into with the Office of Inspector General of the United States Department of Health and Human Services (OIG) as part of the resolution of the federal investigation. Our Board is apprised by the Chair of each Board committee of significant risks and management's responses via periodic updates at regularly scheduled Board meetings. We believe the leadership structure of our Board supports the Board's effective oversight of the Company's risk management.

Stockholder Communications with the Board

        The Board has implemented a process by which stockholders may send written communications directly to the attention of the Board, any Board committee or any individual Board member. Communications will be directed to our Corporate Secretary, who will be primarily responsible for monitoring communications from stockholders and providing copies of such communications to the directors. Communications should include the name, mailing address and telephone number of the stockholder sending the communication, the number of shares of Company common stock owned by the stockholder and, if the stockholder is not the record owner of the stock, the name of the record owner. The Corporate Secretary will forward all communications which are not more suitably directed to management to the Board, committee or individual director(s), as appropriate. The Corporate Secretary will log all communications not forwarded to the Board, committee or individuals and will make such log available to the Board. Stockholders who wish to communicate with the Board can write to Corporate Secretary, The Spectranetics Corporation, 9965 Federal Drive, Colorado Springs, Colorado 80921.

Board Committees and Meetings

        The Board held ten meetings during 2009. No director attended fewer than 75% of all Board meetings and meetings of any committee on which he or she served during 2009, except for Dr. Walker, who was absent for five of the ten Board meetings due to unavoidable commitments relating to his interventional cardiology practice. Members of the Board and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2009. We typically schedule a Board meeting in conjunction with our Annual Meeting of Stockholders and expect that all of our directors will attend the Annual Meeting, absent a valid reason. All individuals then serving as directors attended our 2009 Meeting.

        The Board has the following standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Compliance Committee.

        Audit Committee.    The Audit Committee currently consists of three directors, Mr. Jennings, who serves as Chairperson, Ms. Dowling and Mr. Blackburn, all of whom are "independent" under the current NASDAQ Global Market listing standards and SEC rules regarding audit committee membership. Ms. Dowling and Mr. Jennings were appointed to the Audit Committee in March 2009. Mr. Hart, the former Chairperson of the Audit Committee, retired from the Board and its committees on June 10, 2009.

        Pursuant to Section 407 of the Sarbanes Oxley Act, the SEC has adopted rules requiring the Company to disclose whether the Company's Audit Committee has at least one "audit committee financial expert," as that term is defined in the SEC's rules and regulations. The Board has determined that Mr. Jennings qualifies as an audit committee financial expert.

        The Audit Committee assists the Board in fulfilling its oversight responsibility by overseeing (i) our accounting and financial reporting process and the audit of our financial statements; (ii) the functioning of our systems of internal accounting and financial controls; (iii) the engagement, compensation, performance, qualifications and independence of our independent auditors; and (iv) the portions of the Code of Ethics that relate to the integrity of accounting and financial reporting. The Audit Committee also oversees the Company's policy and procedures for the review, approval or ratification of transactions with related persons. The Audit Committee is responsible for preparing the report that is required by SEC rules to be included in this Proxy Statement. The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing practices. Such procedures can be found on our website at www.spectranetics.com.

        The Audit Committee meets privately with the independent auditors, and the independent auditors have unrestricted access and report directly to the Audit Committee.

        The Audit Committee held eight meetings during 2009. The report of the Audit Committee for 2009 can be found following the "Director Compensation" section in this Proxy Statement.

        The Board has adopted an Audit Committee charter, which is available on our website at www.spectranetics.com.

        Compensation Committee.    The Compensation Committee currently consists of three directors, Ms. Dowling, who serves as Chairperson, Mr. Jennings and Mr. Blackburn, all of whom are "independent" under the current NASDAQ Global Market listing standards. Ms. Dowling and Mr. Jennings were appointed to the Compensation Committee in March 2009. Mr. Hart, the former Chairperson of the Compensation Committee, retired from the Board and its committees on June 10, 2009.

        The Compensation Committee is responsible for assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company's compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans and determining executive and director compensation. The Compensation Committee also participates in the preparation of the Compensation Discussion and Analysis for inclusion in this Proxy Statement and the Company's Annual Report on Form 10-K and produces a Compensation Committee Report for inclusion in this Proxy Statement, each in accordance with applicable rules and regulations.

        With respect to the compensation of executive officers, following an annual performance review by our Chief Executive Officer, the Chief Executive Officer assesses the individual performance of each executive officer other than the CEO and proposes base salaries for each. The Compensation Committee completes an annual performance review of our CEO. In addition, the Compensation Committee annually reviews a salary survey of healthcare companies and actual salary amounts provided in peer group proxy statements. Based on evaluations submitted by the CEO, the Committee's evaluation of the CEO and a review of relevant third-party compensation data as described above, the Compensation Committee sets compensation levels for the Company's executive officers that correspond to the Company's goals and objectives. As part of the evaluation, the Committee also solicits feedback from other Board members.

        The Compensation Committee makes recommendations to the Board with respect to incentive compensation plans and equity-based plans. In addition, it approves any grants of stock options and other equity awards to the Company's executive officers, including the Chief Executive Officer, in accordance with Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"). The Compensation Committee also reviews and approves all grants of stock options and other equity awards to the Company's employees. The Compensation Committee certifies whether performance goals, which are established by the Compensation Committee, are met before performance-based compensation is paid to executive officers. The Compensation Committee is also responsible for administering the equity-based plans, including the 2006 Incentive Award Plan.

        In 2009, the Compensation Committee engaged Towers Watson, a human resources consulting firm, to act as the Committee's consultant on executive and director compensation matters. With regard to executive compensation, Towers Watson provided general advice regarding the reasonableness of our compensation levels in comparison with those of other similarly situated companies and on the appropriateness of our compensation program structure in supporting our business objectives. Additionally, in 2009, Towers Watson gathered peer group data from similarly sized companies in the medical device industry regarding their equity compensation programs for review by the Compensation Committee and management in evaluating an annual equity compensation program for employees.

        The Compensation Committee held 12 meetings during 2009, which included periodic meetings to review and approve pending stock option grants. The report of the Compensation Committee for 2009 can be found below under the caption "Compensation Discussion and Analysis" in this Proxy Statement.

        The Compensation Committee has adopted a Compensation Committee charter, which is available on our website at www.spectranetics.com.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee currently consists of four directors, Mr. Fletcher, who serves as Chairperson, Ms. Dowling and Messrs. Blackburn and Jennings, all of whom are "independent" under the current NASDAQ Global Market listing standards. The Nominating and Corporate Governance Committee proposes nominees for election to the Board, including any stockholder nominees. The Nominating and Corporate Governance Committee recommended the nominees for election at this Annual Meeting. Other duties and responsibilities include: assessing the size and composition of the Board and its committees; overseeing the annual evaluation of the Board and each committee; and making recommendations to the Board regarding matters such as the Corporate Governance Guidelines, the Company's Certificate of Incorporation and Bylaws and the charters of the Board committees.

        The Nominating and Corporate Governance Committee held six meetings during 2009. The Nominating Committee was formed in April 2004, and in April 2008, the Board changed the name of the committee and expanded its duties pursuant to a revised Nominating and Corporate Governance Committee Charter, which is available on our website at www.spectranetics.com.

        Criteria for Director Nominees.    The Nominating and Corporate Governance Committee evaluates each nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound judgment using its diversity of experience. The qualifications of a director candidate should provide balance to the current Board's knowledge, perspective, experience and expertise. A director candidate is examined in light of the Company's current and anticipated needs. In determining whether to recommend a current director for re-election, the Nominating and Corporate Governance Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board.

        In seeking individuals to join the Board of Directors, the Nominating and Corporate Governance Committee considers the following to be minimum qualifications that a candidate must possess:

  •
  Commitment to promoting the long-term interests of the Company's stockholders;

  •
  Strong professional and personal reputations consistent with the Company's values;

  •
  Broad general business experience and acumen, which may include experience in management, finance, marketing and/or accounting;

  •
  Leadership experience and experience with strategic planning;

  •
  Familiarity with the Company's industry and marketplace;

  •
  Well-educated, including possible graduate degrees and professional training;

  •
  Mature business judgment and a high level of personal and professional integrity; and

  •
  Sufficient time, energy and attention to devote to the Company's business as a member of the Board.

        In addition, the Nominating and Corporate Governance Committee may consider the following where necessary and appropriate:

  •
  A candidate's independence, as defined by The NASDAQ Stock Market, Inc.; and

  •
  A candidate's ability to satisfy the composition requirements for the Audit Committee.

        When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, stockholders and others. Additionally, the committee has in the past used and may in the future use the services of third party search firms to assist in the identification of appropriate candidates. After conducting an initial evaluation of a prospective candidate, the committee will interview that candidate if it believes the candidate might be suitable to be a director. The committee may also ask the candidate to meet with management. If the committee believes a candidate would be a valuable addition to the Board, it may recommend to the full Board that candidate's appointment or election. The Company's minimum director qualifications provide that there will be no discrimination based on race, ethnicity, national origin, gender, religion or disability in considering a candidate for the Board.

        Stockholder Recommendations for Nominations to the Board of Directors.    The Nominating and Corporate Governance Committee will consider candidates for director recommended by any stockholder that is the beneficial owner of shares of Spectranetics common stock. Candidates recommended by stockholders will be evaluated in the same manner as any other candidate. Stockholders wishing to recommend a candidate for nomination as a director are to send the recommendation in writing to the Chairman of the Nominating and Corporate Governance Committee, The Spectranetics Corporation, 9965 Federal Drive, Colorado Springs, Colorado 80921. A stockholder recommendation must contain the following information:

  •
  documentation supporting that the writer is a stockholder of Spectranetics and a statement that the writer is recommending a candidate for nomination as a director;

  •
  a resume of the candidate's business experience and educational background that also includes the candidate's name, business and residence addresses, and principal occupation or employment and an explanation of how the candidate's background and qualifications are directly relevant to Spectranetics business;

  •
  the number of shares of Spectranetics common stock beneficially owned by the candidate;

  •
  a statement detailing any relationship, arrangement or understanding, formal or informal, between or among the candidate, any affiliate of the candidate, and any customer, supplier or competitor of Spectranetics, or any other relationship, arrangement or understanding that might affect the independence of the candidate as a member of the Board;

  •
  detailed information describing any relationship, arrangement or understanding, formal or informal, between or among the proposing stockholder, the candidate, and any affiliate of the proposing stockholder or the candidate;

  •
  any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

  •
  a signed consent of the candidate to serve as a director, if nominated and elected; and

  •
  the other information set out in our Policy and Procedures Regarding the Consideration of Director Candidates Recommended by Security Holders, which is available on our website at www.spectranetics.com.

        In connection with its evaluation, the Nominating and Corporate Governance Committee may request additional information from the candidate or the proposing stockholder and may request an interview with the candidate. The Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.

        Any stockholder that desires to recommend a candidate for nomination to the Board who would be considered for election at the Annual Meeting of Stockholders in 2011 is strongly encouraged to do so no later than the date that proposals meeting the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are due. See "Date of Receipt of Stockholder Proposals."

        Compliance Committee.    The Compliance Committee was formed in September 2008 and met periodically during 2009. The Compliance Committee consists of two directors, Dr. Ruggio, who serves as Chairperson, and Mr. Blackburn. With the assistance of the Chief Compliance Officer and others, the Compliance Committee performs periodic reviews of the Company's regulatory and commercial compliance policies and procedures and provides ongoing oversight of these policies and procedures to ensure compliance with relevant laws and regulations.

        Under the terms of the five-year CIA, Spectranetics must maintain a Board Compliance Committee, consisting of two non-management members of the Board, and a Management Compliance Committee for the term of the CIA. The Board Compliance Committee will assist the Board, the Chief Compliance Officer and the Management Compliance Committee in overseeing and maintaining the Company's compliance program and complying with the terms of the CIA. The Board Compliance Committee also serves as a point of direct access, in the form of a compliance hotline, for Company employees who wish to bring compliance concerns directly to the Board.

Compensation Committee Interlocks and Insider Participation

        In 2009, Messrs. Blackburn, Hart and Jennings and Ms. Dowling served as members of the Compensation Committee. Mr. Hart retired from the Board and its committees on June 10, 2009. None of such Compensation Committee members has ever been an officer or employee of the Company or any of its subsidiaries. During the last fiscal year, no member of our Board of Directors or of our Compensation Committee, and none of our executive officers, served as a member of the Board of Directors or compensation committee of an entity that has one or more executive officers serving as members of our Board of Directors or our Compensation Committee.

TRANSACTIONS WITH RELATED PERSONS

Policy and Procedures for the Review, Approval or Ratification of Transactions with Related Persons

        In March 2007, the Board of Directors adopted a written policy and procedures for the review, approval or ratification of "Related Party Transactions." This policy was amended in March 2009 to be consistent with changes to the NASDAQ Marketplace Rules and Item 404(a) of Regulation S-K. For purposes of the policy, a "Related Party Transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Party had, has or will have a direct or indirect interest. In 2009, the Audit Committee approved the terms of a consulting agreement with Dr. Walker pursuant to which Dr. Walker trains physicians in the use of the Company's excimer laser technology and provides consulting services in connection with speaker honoraria and directing or moderating Master Summit laser training courses.

        The policy defines "Related Party" as:

  •
  any person who is, or at any time since the beginning of the Company's last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

  •
  any person who is known to be the beneficial owner of more than 5% of any class of the Company's voting securities;

  •
  any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

  •
  any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or principal or is in a similar position or in which such person has a 5% or greater beneficial ownership interest.

        Under the policy, the Audit Committee reviews the relevant facts and circumstances of each Related Party Transaction, including if the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party and the extent of the Related Party's interest in the transaction, and either approves or disapproves the Related Party Transaction. A Related Party Transaction may be consummated and continue only if the Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. If advance Audit Committee approval of a Related Party Transaction requiring the Committee's approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chair of the Audit Committee, subject to ratification of the transaction by the Committee at the Committee's next regularly scheduled meeting; provided that if ratification is not forthcoming, management shall make all reasonable efforts to cancel or annul the transaction. No director may participate in the approval of a Related Party Transaction for which he or she is a Related Party. The Audit Committee has reviewed and pre-approved certain types of Related Party Transactions, which are deemed approved or ratified, as applicable, under the policy, including the following:

  •
  Compensation:

  •
  to an executive officer or director of the Company if the compensation is required to be reported in the Company's proxy statement pursuant to Item 402 of Regulation S-K; or

  •
  to an executive officer of the Company, if such compensation would have been required to be reported under Item 402 of Regulation S-K as compensation earned for services to the Company if the executive was a "named executive officer" in the proxy statement and such compensation has been approved, or recommended to the Company's Board of Directors for approval, by the Executive Compensation Committee.

  •
  Transactions that are in the Company's ordinary course of business and where the interest of the Related Party arises only:

  •
  from the Related Party's position as a director of another corporation or organization that is a party to the transaction;

  •
  from the direct or indirect ownership by such Related Party and all other Related Parties, in the aggregate, of less than a 5% equity interest in another person (other than a partnership) which is a party to the transaction;

  •
  from both such positions and ownership described above; or

    •
    from the Related Party's position as a limited partner in a partnership in which the Related Party and all other Related Parties, in the aggregate, have an interest of less than 5%, and the Related Party is not a general partner of and does not have another position in the partnership.

  •
  Transactions that are in the Company's ordinary course of business and where the interest of the Related Party arises solely from the ownership of a class of equity securities in the Company and all holders of such class of equity securities of the Company will receive the same benefit on a pro rata basis.

BUSINESS EXPERIENCE OF DIRECTORS

        Emile J. Geisenheimer has served as a Director of the Company since April 1990 and was appointed Chairman of the Board in June 1996. He was appointed President and Chief Executive Officer in October 2008 following the resignation of John G. Schulte as President and Chief Executive Officer and as a director of the Company. He also previously served as Acting President and Chief Executive Officer of the Company from May 2002 through January 2003. He has served as President of Madison Investment Partners, Inc., a private equity investment firm, since January 1995. Prior to forming Madison Investment Partners, he was general partner of Nazem and Company, a venture capital management firm, from November 1989 to January 1995. Prior to joining Nazem and Company, Mr. Geisenheimer served in a number of senior executive positions with North American Philips Corporation (now Philips Electronics), including as President and CEO of Philips Electronic Instruments, Inc. and as a top marketing executive of Philips Medical Systems Inc. Mr. Geisenheimer received an MBA from the Wharton School of the University of Pennsylvania and a B.S., cum laude in Economics, from Louisiana State University. Mr. Geisenheimer's experience as an investor and an operating executive, combined with his knowledge of the Company and its business, provides valuable perspective to the Board.

        David G. Blackburn has served on the Board of Directors since December 2003. Mr. Blackburn is currently a principal with TRG Health Care Solutions, a firm specializing in the development of joint venture opportunities including hospital-physician integration. From January 2001 to January 2003, he was a consultant with the same firm, formerly known as TRG Cardiovascular. From 1995 to 2001, Mr. Blackburn was president of Arkansas Heart Hospital, an investor-owned hospital specializing in the diagnosis and treatment of heart disease. Prior to that, he served as a senior executive of several hospitals. As a hospital administrator, Mr. Blackburn established and directed risk assessment activities in several hospitals, presented financial reports to boards and directed human resources, including compensation programs. Mr. Blackburn's experience as a hospital executive and as a consultant in the healthcare industry uniquely qualifies him to serve as a director.

        Anne Melissa Dowling has served on the Board of Directors since February 2009. Ms. Dowling was most recently the Senior Vice President for Strategy of the US Insurance Group at MassMutual Financial Group (MMFG) during 2006 and 2007. In this role she determined the strategy for the insurance businesses (individual life, institutional insurance, disability income, long term healthcare, structured settlements), identifying new markets for MassMutual to pursue, new businesses to enter and disposition of non-strategic businesses. From 1996 to 2006, she built the Large Corporate Markets Division which served professional groups, employers, and high net worth individuals and families with executive benefit program design, balance sheet management, benefit funding and advanced estate planning tools. Ms. Dowling is a Chartered Financial Analyst (CFA), graduated from Columbia University School of Business with an MBA in Finance, and from Amherst College with a dual degree in Fine Arts and French. She has served as a trustee of Amherst College, University of Connecticut Foundation, and numerous other community organizations. Ms. Dowling's experience as an executive in the financial services industry provides strategic, leadership and management insights to the Board.

        R. John Fletcher has served on the Board of Directors since March 2002. Mr. Fletcher is currently Chief Executive Officer of Fletcher Spaght, Inc. (FSI), a strategy consulting organization, which he founded in 1983, and Managing Director of Fletcher Spaght Ventures, a venture fund. Prior to FSI, Mr. Fletcher was a manager at the Boston Consulting Group. He has an MA in Finance from the Wharton School, University of Pennsylvania and an MBA from Southern Illinois University. From 2005 to 2008, Mr. Fletcher served as a director of Panacos Pharmaceuticals Inc., a public biotechnology Company focused on therapeutic solutions for infectious disease. Mr. Fletcher currently serves as a director of AutoImmune, Inc., a public biotechnology Company developing orally-administered pharmaceutical products, and Axcelis Technologies, a public semiconductor equipment Company. Mr. Fletcher brings strategic insight, leadership and a wealth of experience in healthcare to the Board, both in the Company's core businesses as well as new business opportunities. Additionally, he has experience as a public company director.

        William C. Jennings has served on the Board of Directors since February 2009. Mr. Jennings is a retired partner of PricewaterhouseCoopers LLP, where he led its risk management and internal control consulting practice from 1991 until his retirement in 1999. Prior to that, Mr. Jennings served as a senior audit partner at Coopers & Lybrand, as a Senior Executive Vice President at Shearson Lehman Brothers responsible for quality assurance, internal audit and compliance and as Executive Vice President and Chief Financial Officer of Bankers Trust Company. Since retiring from PricewaterhouseCoopers LLP, Mr. Jennings has provided independent consulting services to a number of companies. Mr. Jennings served as a director of NYFIX, Inc. for four years until December 2007 and as a director from August 1999 until September 2001 and temporarily as chief executive officer from October 2000 until November 2000 of U.S. Interactive, Inc., a company that filed for Chapter 11 bankruptcy protection in January 2001. Mr. Jennings graduated with a Bachelor of Science degree from the University of Akron and also holds a Master of Business Administration from the University of Florida. Mr. Jennings currently serves as a director of Axcelis Technologies, Inc. and Silgan Holdings Inc. Mr. Jennings brings to our Board of Directors extensive experience in finance, accounting and internal control matters, particularly as they apply to public companies. Additionally, he has experience as a public company director.

        Joseph M. Ruggio, M.D. has served as a director of the Company since February 1997. Dr. Ruggio is a practicing interventional cardiologist. Since June 1994, Dr. Ruggio has served as President and Chief Executive Officer of Pacific Cardiovascular Associates Medical Group, Inc., a large cardiovascular professional corporation. He also serves as Chairman and President of Via Vitae, a cardiovascular disease management company, which was founded in February 1996. Prior to that, Dr. Ruggio served as founder and Chairman of UltiMed, Inc., a cardiovascular medical services organization, which was founded in July 1995. From August 1985 to December 1995, Dr. Ruggio served as Chairman of the Department of Cardiology and Director of Invasive Interventional Cardiology for FHP, Inc. Since 2002, Dr. Ruggio has served on the board of directors of Monarch HealthCare, a large southern California Independent Practice Association (IPA). Dr. Ruggio's experience as a practicing interventional cardiologist and as a healthcare executive provides an important perspective to the Board on the clinical performance of the Company's products, competitive products and new products.

        Craig M. Walker, M.D. has served as a director of the Company since December 2004. He is a practicing interventional cardiologist. Dr. Walker is the Founder, President, and Medical Director of the Cardiovascular Institute of the South, a position he has held since August 1983; Medical Director of the CIS Cardiovascular Fellowship Training Program; Associate Clinical Professor of Medicine, Tulane University School of Medicine; and Medical Director of the Cardiac Catheterization Laboratory at Terrebonne General Medical Center. Since July 2008, Dr. Walker has served on the board of directors of Väsamed, Inc., a company which designs, licenses, manufactures and distributes noninvasive tools to diagnose and monitor circulatory health. Dr. Walker's experience as a practicing interventional cardiologist and as a healthcare executive provides an important perspective to the Board on the clinical performance of the Company's products, competitive products and new products.

 EXECUTIVE OFFICERS

        The current executive officers of the Company, their positions with the Company and their ages as of March 31, 2010 are as follows:

Name	Age	Office
Emile J. Geisenheimer	62	President and Chief Executive Officer
Guy A. Childs	44	Chief Financial Officer
Jason D. Hein	41	Senior Vice President, Sales and Marketing
Shahriar (Shar) Matin(1)	35	Senior Vice President, Operations, Product Development and International
Roger Wertheimer	51	Vice President, General Counsel & Secretary, Vice President, Human Resources

(1)
On March 25, 2010, Jonathan W. McGuire resigned his position as Chief Operating Officer to accept a chief executive officer position at a private company. Mr. McGuire's resignation was effective on April 2, 2010. On April 12, 2010, Mr. Matin was promoted to Senior Vice President, Operations, Product Development and International. Mr. Matin served as Vice President, International from March 2008 to April 2010, and as Managing Director of Spectranetics International, B.V. since April 2007.

        Each executive officer of the Company serves at the discretion of the Board of Directors. The Company is not aware of any family relationships among any of the directors and executive officers of the Company. Biographical information regarding Mr. Geisenheimer is set forth under the heading "BUSINESS EXPERIENCE OF DIRECTORS."

        Guy A. Childs has served as our Chief Financial Officer since January 2003. In May 2002, Mr. Childs was appointed Acting Chief Financial Officer, a position he also held from May 1999 to December 1999. Since joining us in September 1991, Mr. Childs has held various accounting and financial management positions, the most recent being Director of Finance, which he held from January 2000 to May 2002. Prior to joining us, Mr. Childs worked for the public accounting firm of Deloitte & Touche, LLP serving as a senior accountant on various audit engagements in the financial services, healthcare and manufacturing industries.

        Jason D. Hein has served as Senior Vice President, Sales and Marketing since July 2009. Prior to that, he served as our Vice President and General Manager, Lead Management from June 2008 to June 2009, our General Manager, Lead Management from January 2007 to June 2008, and Director of Lead Management Marketing from July 2006 to January 2007. Prior to joining Spectranetics, Mr. Hein spent seven years in Guidant's Cardiac Rhythm Management (CRM) division, now owned by Boston Scientific. He was a manager in both sales and marketing, and he held various positions in sales, new product planning, and clinical studies. Mr. Hein also received several achievement and commendation medals for his work for the U.S. Navy's ballistic missile submarines from 1992 to 1999. Mr. Hein received an MBA from the University of Nebraska.

        Shahriar (Shar) Matin was promoted to Senior Vice President, Operations, Product Development and International effective April 12, 2010. Prior to that, he served as Vice President, International, since March 2008 and as Managing Director of our wholly-owned subsidiary, Spectranetics International, B.V., since April 2007. In his role as Vice President, International, his responsibilities included all commercial activities outside the United States, which included Japan, Asia, Australia, Puerto Rico and Latin America. From 2006 to March 2007, he held the position of Business Unit Director—Cardiac Rhythm Management for Guidant Corporation, now owned by Boston Scientific Corporation, in China. During 2005 and 2006, he was the General Manager—Southeast Asia and Pakistan for Guidant Corporation. From 1997 to 2004, Mr. Matin held clinical sales, project management, and manufacturing engineering positions at Guidant Corporation, which included assignments in the United States, Japan and Ireland.

        Roger Wertheimer has served as Vice President, General Counsel & Secretary, Human Resources since March 2008. Prior to joining Spectranetics, Mr. Wertheimer served as Vice President, General Counsel and Secretary for Independent Energy Partners, an energy technology development and licensing company, a position he held from January 2005 to March 2008. From March 2003 to January 2005, Mr. Wertheimer established a private law practice serving various corporate and individual clients regarding corporate, employment and other areas of law. From March 1995 to March 2003, he served as Vice President, General Counsel & Secretary for Mail-Well (now Cenveo), a publicly-held international manufacturing conglomerate.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

        The following discussion and analysis contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company's compensation programs and should not be understood to be statements of management's expectations or estimates of results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

Compensation Objectives

        For all named executive officers, or NEOs, compensation is intended to be primarily performance-based and aligned with the interests of our stockholders. The Compensation Committee believes that compensation paid to executive officers should be closely aligned with the performance of the Company on both a short-term and long-term basis, linked to specific, measurable results intended to create value for stockholders.

        In establishing compensation for executive officers, the following are the Compensation Committee's objectives:

  •
  Ensure senior officer compensation is aligned with the Company's corporate strategies, business objectives and the long-term interests of the Company's stockholders;

  •
  Increase the incentive to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance goals in these areas;

  •
  Reinforce officers' incentive to increase the Company's stock price and maximize long-term, sustainable stockholder value, as well as promote retention of key people, by providing a portion of total compensation opportunities in the form of ownership in the Company through stock options; and

  •
  Attract and retain individuals of superior ability and managerial talent.

        The Company's overall compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with the Company's success and their contribution to that success. The Company believes compensation should be structured to ensure that a significant portion of an executive's compensation opportunity will be directly related to the Company's performance and other factors that directly and indirectly increase stockholder value. Accordingly, the Company sets goals designed to link each NEO's compensation to the Company's performance. Consistent with our performance-based philosophy, the Company provides compensation to our executive officers that includes a significant cash incentive-based component, in addition to base salary. The Company has historically provided equity awards based on new hires, promotions and periodic stock option grants that are retention-based. The Compensation Committee is currently finalizing the implementation of an annual performance-based equity program consistent with its philosophy of achieving long-term value creation for stockholders by aligning interests of executives with stockholders.

Determination of Compensation

        The Compensation Committee has the primary authority to determine and recommend the compensation awards available to the Company's executive officers. Compensation for our executive officers, including the named executive officers, is generally determined annually in March. The Compensation Committee evaluated the following in determining the amount of executive compensation relative to the market:

  •
  Competitive practices and the amounts and nature of compensation paid to executive officers of similarly sized companies in the healthcare industry; the proportionate share of compensation related to base salary and incentive cash compensation categorized by quartiles; and the job responsibilities of the executive positions included in the compensation survey.

  •
  To aid the Compensation Committee in making its determination, the CEO provides recommendations annually to the Compensation Committee regarding the compensation of all executive officers, excluding himself.

  •
  For the compensation of the CEO, the Compensation Committee conducts an annual performance evaluation of the CEO and reviews benchmark data for CEOs of similarly sized companies in the healthcare industry.

        An important component of setting and structuring compensation for the Company's executive officers is to benchmark the total compensation of the Company's executive officers against the compensation packages offered by other leading healthcare companies. The Company primarily utilizes the Top 5 Executive Pay in the Medical Device Industry Report. The report provides similar categories of data, such as Base Salary, Targeted Short Term Incentive amounts (expressed both in terms of dollars and as a percent of Base Salary) and Total Targeted Annual Cash of executives in the healthcare industry. The 2008 Top 5 Executive Pay in the Medical Device Industry Report collects, summarizes and reports public data based on SEC filings and covers 289 publicly traded companies and 1,035 medical device executives based on data collected and analyzed for SEC filings through May 2009. From time to time, the Compensation Committee also reviews and considers actual compensation amounts provided in peer group proxy statements.

        Actual pay for each NEO is strongly influenced by the performance of the executive over time as well as the annual performance of the Company. We strongly believe in retaining the best talent among our senior executive management team, which is consistent with our objective of aligning our compensation programs with the creation of value for our stockholders. We utilize third-party compensation surveys to benchmark executive compensation levels and we target the aggregate value of our total compensation for our executive officers that is at or above the median level for our peer group.

        In March 2009, given the challenging economic conditions at the Company and around the world, the Compensation Committee ratified management's recommendation that there be no merit increases for the Company's employees from 2008 base salary levels, including our named executive officers.

        In 2009, the Compensation Committee engaged Towers Watson, a human resources consulting firm, to act as the Committee's consultant on executive and director compensation matters. With regard to executive compensation, Towers Watson provided general advice regarding the reasonableness of our compensation levels in comparison with those of other similarly situated companies and on the appropriateness of our compensation program structure in supporting our business objectives. Additionally, in 2009, Towers Watson gathered peer group data from similarly sized companies in the medical device industry regarding their equity compensation programs. Using this data, in February 2010, management reviewed with the Compensation Committee guidelines for an annual equity compensation program. The proposed equity compensation program is designed to align our NEOs' behavior with our stockholders' attainment of long-term, sustainable share value, and to provide market competitive equity awards balanced with appropriate levels of share usage and expense. All employees will be eligible for grants; however, participation will be focused on individuals with impact and influence within the Company in order to drive stockholder value. The guidelines include a threshold, target and maximum equity award for each level in the organization. Factors that will determine whether an employee will receive a grant under the program include impact of the employee's job on stockholder value, performance in the job and against performance objectives, retention of key employees, and potential for advancement within the Company. The Compensation Committee intends to use the guidelines for future equity awards; however, no equity awards have been granted pursuant to these guidelines.

Base Compensation

        The Company provides its NEOs with a base salary that is structured at or above the median of the peer group reflected in the Top 5 market survey. In setting base salaries for the Company's executive officers, the Compensation Committee reviewed data from the Top 5 survey of companies within the healthcare industry. While base salaries are not considered by the IRS to constitute performance-based compensation, in addition to market positioning, each year the Company determines base salary increases based upon the performance of the executive officers as assessed by the CEO and approved by the Compensation Committee. As part of the evaluation, the Committee also solicits feedback from other Board members. In setting base salaries each year, the Compensation Committee solicits from the CEO his evaluation of each executive officer. The CEO conducts an annual performance review of each of the Company's executive officers in which he assesses the individual performance of each such executive and proposes base salaries for each. The Compensation Committee conducts an annual performance evaluation of the CEO. For 2009, given the challenging economic conditions at the Company and around the world, the Compensation Committee ratified management's recommendation that there be no merit increases for the Company's employees from 2008 base salary levels, including our named executive officers. Under the terms of his employment agreement, Mr. Geisenheimer's annual base salary was subject to review by the Compensation Committee no later than October 21, 2009. At the recommendation of Mr. Geisenheimer, the Compensation Committee did not make any adjustments to his compensation at or before October 21, 2009. Mr. Geisenheimer's compensation was reviewed and adjusted along with all other executive officers in March 2010.

        The following table shows the base salaries for our named executive officers as of March 1 of 2008, 2009 and 2010 and the percentage increases between periods:

	March 1,			March 1,
			Percent Change			Percent Change
	2008	2009		2009	2010
Emile J. Geisenheimer(1)	N/A	$500,000	N/A	$500,000	$517,500	3.5%
Guy A. Childs(2)	$215,000	250,000	16.3%	250,000	261,250	4.5%
Jason D. Hein(3)	145,000	185,000	27.5%	185,000	236,250	27.7%
Shahriar Matin(4)	185,000	185,000	0%	185,000	197,950	7.0%
Jonathan W. McGuire(5)	260,000	260,000	0%	260,000	269,100	3.5%

(1)
Mr. Geisenheimer was appointed as President and Chief Executive Officer effective October 21, 2008, in addition to his duties as Chairman of the Board of Directors.

(2)
In January 2009, upon the recommendation of the CEO and after reviewing market data of base compensation of chief financial officers at similarly sized companies within the healthcare industry and determining his salary was below the median of the peer group, the Compensation Committee increased the base salary of Mr. Childs for 2009 from $215,000 to $250,000.

(3)
In July 2008, Mr. Hein was promoted to Vice President and General Manager, Lead Management and his annual base salary was increased from $145,000 to $185,000. In July 2009, Mr. Hein was promoted to the position of Senior Vice President, Sales and Marketing. At that time his annual base salary was increased from $185,000 to $225,000. Effective March 1, 2010, Mr. Hein's salary was increased from $225,000 to $236,250, which represented a merit increase of 5%.

(4)
In April 2010, Mr. Matin was promoted to the position of Senior Vice President, Operations, Product Development and International. In connection with the promotion, his annual base salary was increased to $230,000.

(5)
Mr. McGuire resigned his position as Chief Operating Officer effective April 2, 2010.

Performance-Based Compensation

        The Company structures its compensation programs to reward NEOs based on the Company's performance and the individual executive's contribution to that performance. This allows executive officers to receive bonus compensation in the event certain specified corporate performance measures are achieved. In determining the compensation awarded to each executive officer based on performance, the Compensation Committee evaluates the Company's and executive's performance in a number of areas.

        2009 Incentive Targets.    During 2009, the short-term incentive program consists of a variable cash component with threshold, target, above target and maximum payouts based on the achievement of certain performance targets approved by the Compensation Committee at the beginning of each year, which are generally based on the Company's budget and financial estimates published by the investment community. The incentive target for each named executive officer under the plan for 2009 is set forth in the table below, as well as the threshold, target, above target and maximum annual bonus opportunity.

The incentive targets range from 0% for performance below the threshold level to a maximum of 150% of target for Messrs. Hein and Matin and 200% of target for Messrs. Geisenheimer, Childs and McGuire.

Named Executive Officer	Incentive Target (% of Base Salary)	Threshold	Target	Above Target	Maximum
Emile J. Geisenheimer	50%	$125,000	$250,000	$375,000	$500,000
Guy A. Childs	40%	50,000	100,000	150,000	200,000
Jason D. Hein	62%	70,000	140,000	210,000	210,000
Shahriar Matin	70%	65,000	130,000	195,000	195,000
Jonathan W. McGuire	50%	65,000	130,000	195,000	260,000

        In 2009, the criteria for evaluating the performance of the Company and executive officers included total revenue and operating loss, which in total represented a 75% weighting of the annual cash bonus. The remaining 25% weighting of the annual cash bonus was tied to performance against several pre-established qualitative objectives approved by the Compensation Committee.

        The financial targets for Messrs. Geisenheimer, Childs and McGuire were equally weighted between corporate revenue and operating income, which excluded costs associated with the federal investigation. The financial targets for Mr. Hein related to the performance of the Lead Management business unit and were weighted 60% for revenue and 40% for contribution margin, which was defined as business unit revenue less cost of goods sold and controllable operating expenses, such as sales, marketing, product development and clinical studies. Following his promotion in July 2009, Mr. Hein assumed additional responsibilities for the Vascular Intervention business unit. The financial targets for Mr. Matin related to the performance of the International business unit and were weighted 60% for revenue and 40% for contribution margin.

        In connection with Mr. Hein's promotion in July 2009, the Compensation Committee reviewed the performance of the Lead Management business unit for the first six months of 2009. The Compensation Committee determined that revenue performance was slightly below the maximum level, contribution margin was at the maximum level and the Lead Management business unit goals were achieved at the target level. At that time, the Compensation Committee approved for payment Mr. Hein's variable cash compensation earned during the first six months of 2009. The Compensation Committee then approved an "at target" payment for the last six months of 2009, to be paid in March 2010. The "at target" payment was determined based on Mr. Hein's assumption of additional responsibilities for the Vascular Intervention business unit and in recognition of the fact that his primary focus will be assessing the Vascular Intervention business, evaluating its performance and establishing objectives for 2010 for both the Vascular Intervention and Lead Management business units.

        In March 2010, the Compensation Committee determined the following as it relates to corporate performance against the objectives in the 2009 incentive plan, which formed the basis for variable cash compensation earned by Messrs. Geisenheimer, Childs and McGuire:

  •
  Corporate revenue results were slightly above target;

  •
  Corporate operating loss, excluding costs associated with the federal investigation, fell below the threshold level;

  •
  Discretionary goals were achieved at the target level and were related to resolution of the federal investigation, establishing and measurement of company-wide productivity metrics, and specific objectives for the Vascular Intervention, Lead Management and International business units associated with revenue growth, new products, clinical indications and geographic expansion.

        In March 2010, the Compensation Committee determined that the International business unit revenue performance was achieved slightly below the maximum level; operating income was achieved at the maximum level; and international business unit goals were achieved at the maximum level. These determinations formed the basis for variable cash compensation earned by Mr. Matin.

        Incentive amounts to be paid under the short-term incentive program may be adjusted by the Compensation Committee to account for unusual events such as extraordinary transactions, asset dispositions and purchases, mergers and other circumstances in the sole discretion of the Compensation Committee. Payments under each of the programs are contingent upon continued employment, though pro rata bonus payments may be paid in the event of death or disability based on actual performance at the date relative to the targeted performance measures for each program.

        In March 2010, the Compensation Committee reviewed the individual accomplishments of each named executive officer. In recognition of the Company's achievements in the midst of the extraordinary circumstances surrounding the federal investigation and the individual accomplishments of Messrs. Geisenheimer, Childs and McGuire, many of which were not reflected in the 2009 incentive plan objectives, the Compensation Committee awarded discretionary cash compensation payments to these individuals. Variable cash compensation earned under the 2009 incentive plan and the discretionary payments to each of the named executive officers are summarized in the table below:

Named Executive Officer	2009 Incentive Plan Payments	Discretionary Payments	Total Variable Cash Compensation	As % of Target
Emile J. Geisenheimer	$174,750	$95,250	$270,000	108.0%
Guy A. Childs	69,896	52,305	122,201	122.2
Jason D. Hein	177,415	—	177,415	126.7
Shahriar Matin	187,980	—	187,980	144.6
Jonathan W. McGuire	90,865	44,135	135,000	103.8

        In aggregate, the bonus payments for 2009 to the named executive officers totaled $892,596, or 58% of the distributed bonus pool.

  Long-Term Equity Incentive Program

        As discussed above, the Company believes that equity ownership in the Company is important to tie the ultimate level of an executive officer's compensation to the performance of the Company's stock and stockholder gains while creating an incentive for sustained growth. The Company generally grants stock options to executive officers at the commencement of their employment. The number of stock options granted to an executive officer upon commencement of employment is based on several factors, including the executive's responsibilities, experience and the value of the stock option at the time of grant. For example, options to purchase 800,000 shares were granted to Mr. Geisenheimer in connection with his employment as CEO, which vest ratably over three years. Of these options, 400,000 vest upon a three-year vesting period and the attainment of a stock price of $9.00 per share for a period of ten consecutive trading days. Additional grants other than the initial grant may be made following a significant change in job responsibility or in recognition of a significant achievement. Typically, these options vest ratably over four years. The Company has not had an annual equity program in recent years. However, in February 2010, management reviewed with the Compensation Committee guidelines for an annual equity compensation program based on data gathered and analyzed by Towers Watson from a peer group of similarly sized companies in the medical device industry. The equity compensation program is designed to provide market competitive equity awards balanced with appropriate levels of share usage and expense. The Compensation Committee intends to use the guidelines for future equity awards; however, no equity awards have been granted pursuant to these guidelines.

        From time to time, the Company grants performance-based equity awards. For example, in November and December 2008, the Company granted options to purchase a total of 1.4 million shares of common stock to a broad base of our employees, including managers, directors, officers and certain key employees, primarily within our field sales organization. Of these grants, performance-based options to purchase 400,000 shares were granted to Mr. Geisenheimer in connection with his commencement of employment as CEO as described above. All of these options are performance-based and vest upon a three or four-year vesting period and the attainment of a stock price of $9.00 per share for a period of ten consecutive trading days. The circumstances that gave rise to the hiring of Mr. Geisenheimer and the need for a broad-based stock option grant to retain our key employees were unforeseen due primarily to a substantial decline in our stock price following the commencement of the previously announced federal investigation by the Food and Drug Administration and Immigrations and Customs Enforcement on September 4, 2008.

Severance and Change in Control Agreements

        We currently do not provide contractual severance benefits to any executive officer other than Mr. Geisenheimer, as described below. The Company has historically entered into severance agreements with executive officers upon termination and may consider entering into severance or change in control agreements in the future depending on the circumstances at the time.

        Pursuant to the terms of an employment agreement between the Company and Mr. Geisenheimer, in the event of Mr. Geisenheimer's termination for any reason, Mr. Geisenheimer will be entitled to receive (i) any accrued and unpaid base salary and the value of any accrued and unused vacation (both, as through the date of termination), (ii) any accrued and unpaid bonuses for any fiscal year of the Company ended prior to the date of termination and (iii) any unreimbursed business expenses incurred by Mr. Geisenheimer prior to the date of termination. In the event the Company terminates Mr. Geisenheimer's employment without cause or Mr. Geisenheimer terminates his employment for good reason, then, in addition to the foregoing, Mr. Geisenheimer will be entitled to receive a single lump sum payment equal to 100% of his then annual base salary. In such circumstances Mr. Geisenheimer also is entitled to accelerated vesting of any portion of his then unvested time-based options at the time of such termination and, in the event that such termination occurs after the 2nd anniversary of the date of grant, accelerated vesting of any portion of his then unvested performance-based options. "Good reason" generally means a material diminution in authority, responsibilities or base compensation.

        The Company's equity plans provide that all unvested stock options vest in the event of a change in control of the Company if the successor corporation does not assume the option or restricted stock or substitute an equivalent right for the option or restricted stock. Under the 2006 Incentive Award Plan, if the successor corporation assumes the stock option or substitutes an equivalent right, then no such acceleration shall apply. Under the 1997 Equity Participation Plan, if the successor corporation assumes the stock option or substitutes an equivalent right, 50% of the unvested option outstanding immediately prior to the change of control accelerates and becomes fully vested. In addition, under the 1997 Equity Participation Plan, in the event of a constructive termination of an employee within one year of a change in control of the Company, any unvested stock option accelerates and becomes fully vested.

Other Elements of Compensation and Perquisites

        Medical Insurance.    The Company provides to each NEO, the NEO's spouse and children health, dental and optical insurance, subject to certain contributions from the NEO towards the costs of medical insurance. NEOs are eligible to participate in these plans on the same basis as the company's other employees. Pursuant to Mr. Geisenheimer's employment agreement, the Company agreed to reimburse Mr. Geisenheimer for the cost of health insurance premiums, in an amount not to exceed $23,000 annually, for coverage under a plan not maintained by the Company, provided that Mr. Geisenheimer is not participating in any health plan sponsored by the Company. Effective December 1, 2009, Mr. Geisenheimer enrolled in the Company's health, dental and optical insurance plan, and no further reimbursements under this other health insurance plan have been made.

        Executive Officer Perquisites.    Pursuant to Mr. Geisenheimer's employment agreement, the Company provides Mr. Geisenheimer with a combined monthly housing and automobile allowance of $5,000. We do not otherwise provide our executive officers with any meaningful perquisites.

Other Compensation Policies

        Stock Ownership Policy.    In 2008, the Company expanded the scope of its stock ownership policy for members of its Board of Directors to also include Company officers. Under the policy as revised in 2008, each director is required to own Spectranetics stock with a value equal to at least three times his or her annual cash retainer; the chief executive officer is required to own Spectranetics stock with a value equal to at least three times his annual salary; and each officer of the Company, except the chief executive officer, is required to own Spectranetics stock with a value equal to at least his or her annual salary. A transition period of 36 months for directors and 48 months for officers has been established to allow individual directors and officers sufficient time to comply with the policy.

        Timing of Stock Option Grants.    It has been our long-standing practice to set the exercise price for stock options at the closing trading price for our Common Stock on the date of grant. The Compensation Committee has the sole authority to make stock option grants to all employees, including executive officers. The Compensation Committee meets monthly based on a schedule established at the beginning of the year and the grant date is established based on the date of Compensation Committee approval at these monthly meetings.

Tax and Accounting Considerations

        Limitation on Deductibility of Executive Compensation.    Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to certain of our executive officers. To qualify for deductibility under Section 162(m), compensation in excess of $1,000,000 paid to our NEOs during any fiscal year generally must be "performance-based" compensation as determined under Section 162(m). Compensation generally qualifies as performance-based, if among other requirements, it is payable only upon the attainment of pre-established, objective performance criteria based on performance goals that have been approved by our stockholders, and the committee of our Board that establishes and certifies the attainment of such goals consists only of "outside directors." All members of our Compensation Committee qualify as outside directors.

        The Compensation Committee's policy is to take into account Section 162(m) in establishing compensation of our executive officers to preserve deductibility to the greatest extent possible. The deductibility of some types of compensation payments can depend upon the timing of the vesting or an executive's exercise of previously granted awards. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond our control can also affect deductibility of compensation. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee's overall compensation philosophy and objectives. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate officers competitively and in a manner commensurate with performance. From time to time, the Compensation Committee may therefore award compensation to our executive officers which is not fully deductible if it determines that such compensation is consistent with its philosophy and is in our and our stockholders' best interests.

        Internal Revenue Code Section 409A.    The Compensation Committee also endeavors to structure executive officers' compensation in a manner that is either compliant with, or exempt from the application of, Internal Revenue Code Section 409A, which provisions may impose significant additional taxes on non-conforming, nonqualified deferred compensation (including certain equity awards, severance, incentive compensation, traditional deferred compensation and other payments).

        Accounting.    Accounting principles generally accepted in the United States of America require us to recognize an expense for the fair value of equity-based compensation awards, and we account for grants of awards under our 2006 Incentive Award Plan accordingly. The Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity compensation awards. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

        The following Report of the Compensation Committee is not to be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Company's Board of Directors has submitted the following report for inclusion in this Proxy Statement:

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Committee's review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Compensation Committee members:
Ms. Anne Melissa Dowling, Chairperson Mr. William C. Jennings Mr. David G. Blackburn

COMPENSATION RISK MANAGEMENT

        Our overall compensation program is designed to provide all employees, including our named executive officers, with a mix of incentive plans that focus on long-term and short-term financial and operational performance in a manner that aligns their interests with those of our stockholders without encouraging unnecessary or excessive risks. For example, the following elements of the program are designed to discourage such risk taking behavior: (i) our executive officers primarily receive performance-based compensation, and payments under the annual bonus plan for executive officers of the Company are based on pre-determined qualitative and quantitative objectives approved by the Compensation Committee, (ii) we impose caps on the maximum incentive bonuses that may be awarded to an executive officer, (iii) long-term equity awards emphasize long-term value creation and generally vest over a three or four year period and/or according to pre-established performance objectives, (iv) we create a balance of short-term and long-term incentives through a mix of annual cash bonus awards and long-term equity awards, (v) we generally set salary structures and annual incentive targets that are at or above the median level for our peer group, and (vi) in order to align the interests of management and stockholders, officers of the Company are generally required to hold Company stock with a value equal to their annual salary (and in the case of the CEO, three times his annual salary).

        We believe that our compensation program appropriately balances risk and the achievement of long-term and short-term goals, and that it is not reasonably likely to have a material adverse effect on our business.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth summary information concerning the compensation awarded, paid to, or earned by each of our named executive officers for all services rendered in all capacities to us for the years ended December 31, 2009, 2008 and 2007. The named executive officers are our Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers ranked by their total compensation in the table below.

Name and Principal Position	Year	Salary	FV of Options Granted(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Emile J. Geisenheimer,	2009	$500,000	$1,177,540	$270,000	$66,156	$2,013,696
President and Chief	2008	84,615	397,500	36,108	12,500	530,723
Executive Officer(4)
Guy A. Childs,	2009	$248,923	$70,440	$122,201	$15,139	$456,703
Chief Financial Officer	2008	211,154	—	47,891	9,813	268,858
	2007	191,154	—	51,005	8,133	250,292
Jason D. Hein,	2009	$204,538	$279,597	$177,415	$10,473	$672,023
Senior Vice President,	2008	163,974	133,030	145,533	1,136	443,673
Sales and Marketing(5)
Shahriar Matin,	2009	$185,000	$64,570	$187,980	$157,031	$594,581
Senior Vice President,	2008	180,192	133,030	133,940	153,107	600,269
Operations, Product	2007	120,000	504,670	54,000	116,650	795,320
Development and International(6)
Jonathan W. McGuire,	2009	$260,000	$85,703	$135,000	$4,025	$484,728
Chief Operating Officer(7)	2008	256,154	—	96,525	1,162	353,841
	2007	234,231	—	106,369	115,011	455,611

(1)
The amounts shown do not reflect compensation actually received by the named executive officer. The amounts shown represent the fair value of options granted during the years 2009, 2008 and 2007. For all options which are not subject to a market condition, the fair value of each share option award was estimated on the date of grant using the Black-Scholes pricing model.

The amounts shown in 2009 include the grant date fair value of certain options that were granted in 2008 but were conditioned on stockholder approval of the Sixth Amendment to the 2006 Incentive Award Plan ("Amendment Approval"), which was obtained at the Company's Annual Meeting of Stockholders on June 10, 2009. At the time these option grants were approved by the Compensation Committee in 2008, the number of shares authorized under the Company's stock option plans was insufficient, and the Sixth Amendment, among other things, increased by 1.4 million shares the authorized number of shares of common stock issuable under the 2006 Incentive Award Plan. Because the options were subject to Amendment Approval, they were not deemed to be granted for accounting purposes and no compensation cost was recognized prior to stockholder approval. Once Amendment Approval was obtained, the Company calculated the grant date fair value of the options as of June 10, 2009 using a trinomial lattice model and began recording compensation cost associated with these grants.

Of the options granted in 2008 and valued in 2009, the following are subject to a market condition performance target, which will be achieved if and when the average of the closing market prices of the Company's common stock equals or exceeds $9.00 per share for a period of ten consecutive trading days: Mr. Geisenheimer—400,000 options valued at $581,200; Mr. Childs—60,000 options valued at $70,440; Mr. Hein—55,000 options valued at $64,570; Mr. Matin—55,000 options valued at $64,570; Mr. McGuire—73,000 options valued at $85,703. For a discussion of valuation assumptions, see Note 9—Stock-Based Compensation and Employee Benefit Plans to our 2009 Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2009.

(2)
Represents cash bonuses paid to each of our named executive officers under our 2009, 2008 and 2007 Incentive Compensation Plans, which are further described in the "Compensation Discussion & Analysis" section earlier in this Proxy Statement. The amounts disclosed represent the actual bonuses earned for 2009, 2008 and 2007 performance which were paid in March 2010, March 2009 and March 2008, respectively.

(3)
It is not the practice of the Company to provide its executive officers with any meaningful perquisites. Spectranetics has, however, on occasion paid directly or reimbursed relocation expenses for one or more executive officers, which may include the movement of household goods, temporary housing, costs associated with the sale of a personal residence and income taxes associated with these costs. The amounts shown consist of our incremental cost for the provision to the named executive officers of perquisites and other specified compensation elements during 2009:

2009

Named Executive Officer	401(k) Match(a)	Housing, Car & Relocation	Vacation Payout(b)	Taxes	Total
Emile J. Geisenheimer(c)	$—	$66,156	$—	$—	$66,156
Guy A. Childs	5,524	—	9,615	—	15,139
Jason D. Hein.	—	—	10,473	—	10,473
Shahriar Matin(d)	3,128	87,307	—	66,596	157,031
Jonathan W. McGuire	4,025	—	—	—	4,025

(a)
Our 401(k) matching contributions and vacation payouts are provided to our executive officers on the same basis as that provided to all other U.S. employees.

(b)
Amount represents vacation earned but not taken, pursuant to Company policy that allows employees to a payout related to vacation earned, but not taken. The payout can only be made to the extent of actual vacation taken in the last 12 months, provided the payout does not exceed 80 hours.

(c)
Pursuant to an agreement between the Company and Mr. Geisenheimer, the Company provides Mr. Geisenheimer with a combined monthly housing and automobile allowance of $5,000. The Company also paid relocation expenses of $6,156 to Mr. Geisenheimer in 2009, which related to the cost of two househunting trips to Colorado Springs.

(d)
See footnote 6 below.
(4)
On October 22, 2008, our Board of Directors appointed Mr. Geisenheimer, the Board Chairman, to the additional roles of President and Chief Executive Officer. The amounts shown represent compensation earned by Mr. Geisenheimer as Chief Executive Officer since his appointment in October 2008. Since Mr. Geisenheimer's appointment as President and Chief Executive Officer in October 2008, he no longer receives additional compensation for his service as a director.

(5)
Mr. Hein has served as Senior Vice President, Sales and Marketing since July 2009 and served as Vice President and General Manager, Lead Management from June 2008 to June 2009. The compensation shown includes all compensation earned during 2008 and 2009. Since Mr. Hein was not an executive officer in 2007, we have not shown his compensation earned in that year.

(6)
Mr. Matin was promoted to Senior Vice President, Operations, Product Development and International effective April 12, 2010. Prior to that, he served as Vice President, International, since March 2008 and as Managing Director of our wholly-owned subsidiary, Spectranetics International, B.V., since April 2007. In 2009, Mr. Matin's other compensation included an expatriate cost of living adjustment, a housing and car allowance, and amounts paid for Dutch income taxes called for by the terms of a written agreement between Mr. Matin and the Company (see table under note 3 above for specific amounts). Under the terms of Mr. Matin's written agreement, the Company pays all income and social taxes owed on behalf of Mr. Matin in The Netherlands. Also, the Company pays the amount by which Mr. Matin's aggregate income and social security taxes in the United States exceed the income and social security taxes that he would otherwise pay if he were based in the United States. The Company withholds taxes from Mr. Matin's salary that are based on his historical U.S. tax returns as calculated by a global tax accountant and once his U.S. tax returns are completed, such withheld amounts will be reconciled to actual taxes due.

(7)
On March 25, 2010, Mr. McGuire resigned his position as Chief Operating Officer to accept a chief executive officer position at a private company. Mr. McGuire's resignation was effective on April 2, 2010.

Grants of Plan-Based Awards

        The following table sets forth summary information regarding all grants of plan-based awards made to our named executive officers for the year ended December 31, 2009. Equity awards are generally reserved for newly hired employees, promotions and retention-based programs.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options
							Exercise or Base Price of Option Awards ($/Sh)
								Grant Date Fair Value of Stock and Option Awards
Name	Plan	Grant Date	Threshold $	Target $	Maximum $
Emile J. Geisenheimer	(1)	—	125,000	250,000	500,000	—	—	—
	(2)	11/21/08	—	—	—	550,000	$2.49	$1,177,540
Guy A. Childs	(1)	—	50,000	100,000	200,000	—	—	—
	(2)	12/08/08	—	—	—	60,000	2.74	70,440
Jason D. Hein	(1)	—	70,000	140,000	210,000	—	—	—
	(3)	07/07/09	—	—	—	65,000	5.02	215,027
	(2)	12/08/08	—	—	—	55,000	2.74	64,570
Shahriar Matin.	(1)		65,000	130,000	195,000	—	—	—
	(2)	12/08/08	—	—	—	55,000	2.74	64,570
Jonathan W. McGuire	(1)	—	65,000	130,000	260,000	—	—	—
	(2)	12/08/08	—	—	—	73,000	2.74	85,703

(1)
The amounts shown represent potential value of performance bonus awards under our 2009 Incentive Compensation Plan for each of our named executive officers. For 2009, the Compensation Committee approved, at the recommendation of the Chief Executive Officer, an incentive bonus plan tied to the Company's attainment of specific performance objectives for which threshold, target and maximum levels were established, referred to in this proxy statement as the "2009 Incentive Compensation Plan". The actual cash bonus paid to each of the named executive officers for 2009 is set forth in the Summary Compensation Table. Please also see "Compensation Discussion and Analysis" for more details regarding the 2009 Incentive Compensation Plan.

(2)
Certain option awards that were granted in 2008 were conditioned on Amendment Approval, which was obtained at the Company's Annual Meeting of Stockholders on June 10, 2009. These awards were therefore valued in June 2009 upon Amendment Approval. See note 1 under the "Executive Compensation" table above for more details about these awards. The circumstances that gave rise to the need for a broad-based stock option grant to retain our key employees were due primarily to a substantial decline in our stock price following the commencement of the previously announced federal investigation by the Food and Drug Administration and Immigrations and Customs Enforcement on September 4, 2008.

(3)
Pursuant to the terms of the 2006 Incentive Award Plan and granted to Mr. Hein concurrent with his promotion to Senior Vice President, Sales and Marketing. The options vest over a four-year period and become exercisable 25% on the first anniversary of the grant date and 6.25% each quarter thereafter. The dollar value of the options shown represents the grant date fair value based on the Black-Scholes model of option valuation to determine grant date fair value, in accordance with accounting principles generally accepted in the United States. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The following assumptions were used in the Black-Scholes model for Mr. Hein's option grant: market price of stock, $5.02; exercise price of option, $5.02; expected stock volatility, 74.18%; risk-free interest rate, 2.32% (based on the 5-year treasury bond rate); expected life, 5.95 years; and dividend yield, 0%.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth summary information regarding the outstanding equity awards held by our named executive officers at December 31, 2009:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Emile J. Geisenheimer	75,000	—	$2.47	06/12/11	(1)
	45,000	—	5.01	06/14/14	(1)
	30,000	15,000	9.90	06/12/17	(2)
	90,277	159,723	2.49	11/21/18	(3)
	58,333	491,667	2.49	11/21/18	(4)
Guy A. Childs	9,500	—	3.94	01/12/10	(5)
	4,375	—	1.56	10/30/10	(5)
	70,000	—	2.07	06/20/12	(5)
	100,000	—	2.63	02/24/13	(6)
	—	60,000	2.74	12/08/18	(7)
Jason D. Hein	20,312	4,688	10.86	07/11/16	(8)
	10,312	4,688	10.88	01/11/17	(8)
	9,375	15,625	10.51	06/17/18	(8)
	—	55,000	2.74	12/08/18	(7)
	—	65,000	5.02	07/07/19	(8)
Shahriar Matin	31,250	18,750	10.90	04/17/17	(8)
	9,375	15,625	10.51	06/17/18	(8)
	—	55,000	2.74	12/08/18	(7)
Jonathan W. McGuire(9)	225,000	—	7.81	10/12/15	(5)
	—	73,000	2.74	12/08/18	(7)

(1)
Stock options granted to Mr. Geisenheimer in 2001 and 2004 as compensation for his services as a director, pursuant to the terms of the 1997 Equity Participation Plan, terminated in 2006 following adoption by our stockholders of the 2006 Incentive Award Plan. Options have a vesting period of three years with 33.3% vesting on the first anniversary of the grant date with 33.3% vesting each calendar year thereafter.

(2)
Stock options granted to Mr. Geisenheimer in 2007 as compensation for his services as a director, pursuant to the terms of the 2006 Incentive Award Plan. Options have a vesting period of three years with 33.3% vesting on the first anniversary of the grant date with 33.3% vesting each calendar year thereafter.

(3)
Pursuant to the terms of Mr. Geisenheimer's Employment Agreement, an option to purchase 250,000 shares of the Company's common stock was granted on November 21, 2008 at an exercise price of $2.49 per share, the closing sale price of the Company's common stock on November 21, 2008. The options vest and become exercisable in equal monthly installments over three years beginning on October 21, 2008 and will become fully vested and immediately exercisable in the event of a change in control of the Company. The options have a term of 10 years from the date of grant.

(4)
Pursuant to the terms of Mr. Geisenheimer's Employment Agreement, options to purchase a total of 550,000 shares of the Company's common stock were granted on November 21, 2008, at an exercise price of $2.49 per share, the closing sale price of the Company's common stock on November 21, 2008, as follows: (i) 150,000 options to vest in equal monthly installments over three-years; and (ii) 400,000 options to vest upon achieving a stock value of $9.00 per share for a period of ten consecutive trading days, provided, however, that if such stock value is achieved prior to October 21, 2011, the options in (ii) shall vest pro rata at such time and in such amount as if they had been subject to vest in equal monthly installments over a three year period commencing October 21, 2008, with the remaining portion of such option grant to vest over the remaining period. The options in (i) commenced vesting on October 21, 2008, and will become fully vested and immediately exercisable in the event of a change in control of the Company. The options in (ii) will become fully vested if the per-share stock price paid to stockholders upon consummation of the change in control equals or exceeds $9.00 per share, provided that such performance-vesting options will become fully vested upon a change in control that occurs after the 2nd anniversary of the date of grant irrespective of stock price. The options have a term of 10 years from the date of grant. These grants were subject to Amendment Approval which was obtained on June 10, 2009.

(5)
Granted pursuant to the terms of the 1997 Equity Participation Plan. Options have a vesting period of four years with 25% vesting on the first anniversary of the grant date with 6.25% vesting each calendar quarter thereafter.

(6)
Granted pursuant to the terms of the 1997 Equity Participation Plan. Includes an option to purchase 33,334 shares of common stock with standard four-year vesting; a performance-based option to purchase 33,333 shares of common stock if an $8 market value trigger is achieved; and a performance-based option to purchase 33,333 shares of common stock if a $10 market value trigger is achieved. For the performance-based options, if the market value trigger is achieved during the standard vesting period of four years, they vest over the standard four-year vesting period. If the market value trigger is achieved after the standard four-year vesting period, they vest in full upon the achievement of the market value trigger. If the market value trigger is not achieved, the options become fully vested nine years and six months following the option grant date. As of March 31, 2010, the market value trigger has been met and the options are fully vested.

(7)
As part of the enhancements to the Company's employee retention program, on December 8, 2008, Spectranetics granted a total of 997,000 performance-based stock options to all levels of management and certain key employees. These options have an exercise price of $2.74, the closing sale price of the Company's common stock on December 8, 2008, and will vest upon the achievement of a $9 share price, based on a 10-day average closing price of Spectranetics common stock. If the $9 share price is achieved within four years of the grant date, the stock options will vest pro-rata over that four-year period. These grants were subject to Amendment Approval which was obtained on June 10, 2009.

(8)
Pursuant to the terms of the 2006 Incentive Award Plan. Options have a vesting period of four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting each calendar quarter thereafter.

(9)
On March 25, 2010, Mr. McGuire resigned his position as Chief Operating Officer to accept a chief executive officer position at a private company. Mr. McGuire's resignation was effective on April 2, 2010. Mr. McGuire's options to purchase 225,000 shares of common stock were fully vested as of his resignation and will expire one year following his resignation. The options to purchase 73,000 shares of common stock were not vested as of the date of his resignation and were forfeited as of April 2, 2010.

Option Exercises and Stock Vested

        The following table summarizes the option exercises and vesting of stock awards for each of our named executive officers for the year ended December 31, 2009.

Option Awards
Name	Number of Securities Acquired on Exercise	Value Realized on Exercise(1)
Emile J. Geisenheimer	—	$—
Guy A. Childs	22,000	31,391
Jason D. Hein	—	—
Shahriar Matin	—	—
Jonathan W. McGuire	—	—

(1)
Represents the difference between the market price of a share of common stock on the date of exercise, less the exercise price per share so exercised, multiplied by the number of shares acquired upon exercise. Mr. Childs continues to hold the 22,000 shares acquired upon exercise of the stock options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE OF CONTROL ARRANGEMENTS

        We currently do not provide contractual severance benefits to any executive officer other than Mr. Geisenheimer, as described below. The Company has not historically entered into severance or change in control agreements with its executive officers providing for a cash payment in the event of the executive's termination, whether such termination is voluntary, for cause or otherwise. The Company believes that equity-based compensation motivates its executive officers to increase the market value of its stock and sufficiently aligns its executives' interests with those of the Company and its stockholders. The Company may consider entering into severance or change in control agreements in the future depending on the circumstances at the time.

        On November 21, 2008, the Company and Mr. Geisenheimer entered into an employment agreement, effective as of October 21, 2008 (the "Geisenheimer Agreement"). The Geisenheimer Agreement provides that Mr. Geisenheimer will be paid an annual base salary of $500,000, subject to further increases by the Board of Directors, and will be entitled to earn an annual cash bonus equal to 50% of Mr. Geisenheimer's then annual base salary at target performance, based upon the achievement of annual quantitative and qualitative performance objectives set by the Compensation Committee at the beginning of each year. Also pursuant to the Geisenheimer Agreement, the Company provides Mr. Geisenheimer with a combined monthly housing and automobile allowance of $5,000. The Geisenheimer Agreement provides that Mr. Geisenheimer has an initial employment term expiring October 21, 2011, and contains a provision that automatically extends the term for an additional one year unless either party provides notice to the other of its intent not to extend the term at least 60 days prior to the expiration of the then current term.

        Under the terms of the Geisenheimer Agreement, in the event of Mr. Geisenheimer's termination for any reason, Mr. Geisenheimer will be entitled to receive (i) any accrued and unpaid base salary and the value of any accrued and unused vacation (both, as through the date of termination), (ii) any accrued and unpaid bonuses for any fiscal year of the Company ended prior to the date of termination, and (iii) any unreimbursed business expenses incurred by Mr. Geisenheimer prior to the date of termination. In the event the Company terminates Mr. Geisenheimer's employment without cause or Mr. Geisenheimer terminates his employment for good reason, then, in addition to the foregoing, Mr. Geisenheimer will be entitled to receive a single lump sum payment equal to 100% of his then annual base salary.

        The Geisenheimer Agreement also provides for the grant of an aggregate of 800,000 stock options to Mr. Geisenheimer in connection with his commencement of employment as CEO, as described above. Under the terms of the options, if the Company terminates Mr. Geisenheimer's employment without cause or Mr. Geisenheimer terminates his employment for good reason, he is entitled to accelerated vesting of any portion of his then unvested time-based options at the time of such termination and, in the event that such termination occurs after the 2nd anniversary of the date of grant, accelerated vesting of any portion of his then unvested Performance Vesting Options. These terms were the result of an arms length negotiation and are reflected in Mr. Geisenheimer's employment agreement.

        The Company's equity plans provide that all unvested stock options vest in the event of a change in control of the Company if the successor corporation does not assume the option or restricted stock or substitute an equivalent right for the option or restricted stock. Under the 2006 Incentive Award Plan, if the successor corporation assumes the stock option or substitutes an equivalent right, then no such acceleration shall apply. For the options subject to a performance target which were issued in November and December 2008, in the event of a change in control of the Company that occurs on or prior to the second anniversary of the grant date, the performance target of $9.00 must be achieved in order for acceleration of exercisability to occur. In the event of a change in control that occurs after the second anniversary of the grant date, acceleration of exercisability will occur irrespective of whether the performance target is achieved. Under the 1997 Equity Participation Plan, if the successor corporation assumes the stock option or substitutes an equivalent right, 50% of the unvested option outstanding immediately prior to the change of control shall accelerate and become fully vested. In addition, under the 1997 Equity Participation Plan, in the event of a constructive termination of an employee within one year of a change in control of the Company, any unvested stock option shall accelerate and become fully vested. In keeping with the Company's belief that its employees are directly responsible for the market value of its Common Stock, the Company believes it is appropriate to reward its employees with the full value of their equity awards in the event of a change in control of the Company.

        Set forth below is the year-end value of unvested stock options for the named executive officers that would vest upon a change in control of the Company, assuming the change in control occurred on the last business day of 2009 and the price per share of the Company's Common Stock is the closing price as of that date. Also included in the table are the benefits payable to Mr. Geisenheimer under the terms of his employment agreement, assuming the triggering event occurred on the last business day of 2009.

Potential Payments on Termination or Change-in-Control

Name	Triggering Event	Bonus	Value of Unvested Options	Lump Sum Salary(1)
Emile J. Geisenheimer	Termination without cause	$—	$1,123,713	$500,000
	Termination for good reason(2)	—	1,123,713	500,000
	Change in control vesting	—	1,123,713	—
Guy A. Childs	Change in control vesting(3)	—	—	—
Jason D. Hein	Change in control vesting	—	126,100	—
Shahriar Matin	Change in control vesting(3)	—	—	—
Jonathan W. McGuire(4)	Change in control vesting(3)	—	—	—

(1)
In the case of a termination without cause or for good reason, represents Mr. Geisenheimer's annual base salary as of December 31, 2009.

(2)
Good reason is generally defined in Mr. Geisenheimer's employment agreement as a material diminution in authority, duties, responsibilities or base salary.

(3)
The value of unvested options is zero because in each case, all outstanding unvested options held by the named executive officer were subject to achievement of a market performance target which was not achieved as of December 31, 2009.

(4)
On March 25, 2010, Mr. McGuire resigned his position as Chief Operating Officer to accept a chief executive officer position at a private company. Mr. McGuire's resignation was effective on April 2, 2010.

DIRECTOR COMPENSATION

        General.    Effective in December 2007, the Board of Directors approved a compensation program for our non-employee directors based on the report of an independent compensation consultant, which included equity and cash compensation data for more than fifteen peer companies of similar size in the medical device and diagnostics industry. Details of the revised compensation program are provided below.

        Revised Equity Compensation.    Non-employee directors are eligible to participate in the Company's 2006 Incentive Award Plan (the "2006 Incentive Award Plan"), which was approved by stockholders on June 6, 2006. In December 2007, the Board of Directors suspended the formula stock option grant provisions in the 2006 Incentive Award Plan. In April 2008, the Board of Directors approved an amendment to the 2006 Incentive Award Plan to provide for an annual grant to non-employee directors of 5,000 shares of restricted stock. Subject to the director's continued service, the restricted shares will vest in full on the first anniversary of the grant date. The annual grants will be made on the date of each Annual Meeting and, for each director, will commence on the date of the first Annual Meeting after all stock options previously granted to such director are fully vested. Newly appointed directors will receive an initial grant of 10,000 shares of restricted stock to be followed by an annual restricted stock grant of 5,000 shares at the second Annual Meeting of Stockholders following his or her appointment.

        The Board also has the authority to award discretionary grants of equity awards to directors. Based in part on the feedback from Towers Watson regarding the reasonableness of such additional awards, at the annual meeting on June 10, 2009, the Board approved a one-time grant of 5,000 shares of restricted stock to each of Ms. Dowling and Mr. Jennings which vest in full on the first anniversary of the grant date.

        Board Fees.    Cash compensation consists of an annual retainer, which is payable quarterly, and a per meeting fee. All non-employee Board members receive an annual retainer of $20,000. Board meeting fees of $500, $1,000 and $1,500 will be paid for special, telephonic and in-person meetings of the Board of Directors.

        Committee Fees.    An annual retainer of $7,500, $5,000 and $2,500 will be paid to the chairperson of the Audit, Compensation and Nominating and Corporate Governance committees, respectively. Each member of the Audit and Compensation committee will receive an annual retainer of $3,000. No annual retainer is paid to members of the Nominating and Corporate Governance committee other than the chairperson. Per meeting fees for each committee meeting are $500 and $1,000 for full-agenda telephonic and in-person meetings, respectively. Single agenda meetings, such as the monthly Compensation Committee meeting to review and approve pending stock option grants are paid at $250 per meeting. Committee members of an adhoc committee, such as Technology or Strategy, receive $500 per meeting for telephonic meetings and $1,000 for an in-person meeting, unless the in-person meeting is a full day meeting which is payable at $2,500 per meeting.

        Further, the revised program requires a minimum of one day of continuing education for each director per year and the director is paid $1,500 per day or $2,500 per day, depending on whether the meeting is in connection with a Board meeting.

        Board members are also reimbursed for expenses associated with their attendance at Board meetings and committee meetings.

        The table below summarizes the compensation received by our directors for the year ended December 31, 2009.

Director	Fees Earned or Paid in Cash	Restricted Stock Awards(1)	All Other Compensation(2)		Total
David G. Blackburn	$57,000	$25,650	$—		$82,650
Anne Melissa Dowling	50,389	52,550	—		102,939
R. John Fletcher	38,000	25,650	—		63,650
Martin T. Hart(3)	14,625	—	—		14,625
William C. Jennings	53,264	52,550	—		105,814
Joseph M. Ruggio, M.D.	36,000	25,650	99,023	(4)	160,673
Craig M. Walker, M.D.	40,000	25,650	123,400	(5)	189,050

(1)
The amounts shown represent the aggregate grant date fair value of restricted stock awards granted to each of the directors in 2009. The grant date fair value is the closing price of the Company's stock on the date of grant. Pursuant to the Company's 2006 Incentive Award Plan, 5,000 shares of restricted stock were awarded to each director at the June 10, 2009 Annual Meeting of Stockholders. In addition, Ms. Dowling and Mr. Jennings each received 10,000 shares of restricted stock on February 19, 2009 upon their appointment to the Board. These awards vest on the one-year anniversary of the grant date.

(2)
Directors are reimbursed for travel and other customary business expenses, in accordance with the same policies that apply to all Spectranetics employees. No perquisites are provided to non-employee directors.

(3)
Mr. Hart retired from the Board on June 10, 2009.

(4)
Dr. Walker earned compensation of $123,400 during 2009 for his training of physicians in the use and application of Spectranetics excimer laser technology pursuant to an annual consulting agreement dated March 25, 2009.

(5)
Dr. Ruggio earned royalties of $99,023 during 2009 on a patent we purchased from him in 2007.

        The table below shows the aggregate number of outstanding restricted stock awards and option awards for each director as of December 31, 2009.

Director	Restricted Stock Awards	Aggregate Option Awards
David G. Blackburn	5,000	75,590
Anne Melissa Dowling	15,000	—
R. John Fletcher	5,000	120,000
Emile J. Geisenheimer(1)	—	965,000
William C. Jennings	15,000	—
Joseph M. Ruggio, M.D.	5,000	198,846
Craig M. Walker, M.D.	5,000	15,000

(1)
Includes options to purchase 800,000 shares of common stock granted on November 21, 2008 when Mr. Geisenheimer was appointed Chief Executive Officer.

Employee Directors

        Mr. Geisenheimer was not compensated for his service as a board member during 2009. Information regarding the compensation awarded to him as our Chief Executive Officer is included in the Summary Compensation Table under the caption "Executive Compensation" earlier in this Proxy Statement.

AUDIT COMMITTEE REPORT(1)

(1)
The material in this report is not "soliciting material," is not deemed "filed" under the Securities Act of 1933 or the Securities Exchange Act of 1934 and is not to be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

        The Audit Committee of the Company's Board of Directors is comprised of non-employee directors as required by the listing standards of the NASDAQ Global Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company's website at www.spectranetics.com.

        Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's accounting and financial reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of the Company's internal control over financial reporting. Ehrhardt Keefe Steiner & Hottman PC, the Company's independent registered public accounting firm, is responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles. The independent registered public accounting firm is also responsible for auditing the effectiveness of the Company's internal control over financial reporting. The role of the Audit Committee is to monitor and oversee these audits and the financial reporting process of the Company on behalf of the Board of Directors.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2009, with management and the Company's independent registered public accounting firm. The Audit Committee has also reviewed with management its report on its assessment of the effectiveness of the Company's internal control over financial reporting and the independent registered public accounting firm's report on the effectiveness of the Company's internal control over financial reporting.

        The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

        In addition, the Audit Committee has received the written disclosures and the letter from Ehrhardt Keefe Steiner & Hottman PC required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm such firm's independence from the Company. The Audit Committee has determined that the audit-related services provided in 2009 by Ehrhardt Keefe Steiner & Hottman PC are compatible with maintaining such firm's independence.

        In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent registered public accounting firm. As a result, the Audit Committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes and internal control over financial reporting, that the Company's financial statements are fairly presented, in all material respects, in conformity with generally accepted accounting principles, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company's independent registered public account firm meets the applicable standards for auditor independence.

        Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

                      Audit Committee Members:

                      Mr. William C. Jennings, Chairperson
                      Mr. David G. Blackburn
                      Ms. Anne Melissa Dowling

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT
SERVICES

        Under its charter, the Audit Committee must pre-approve all engagements of Spectranetics' independent auditors before the independent auditor is engaged to perform any audit or permissible non-audit services, unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. The charter authorizes the Audit Committee to establish pre-approval policies and procedures regarding Spectranetics engagement of its independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service and such policies and procedures do not include delegation of the Audit Committee's responsibilities to Spectranetics management. Currently, the Audit Committee pre-approves each particular service engagement on a case-by-case basis. The Audit Committee has delegated to its Chairman the authority to evaluate and approve service engagements on behalf of the full committee in the event a need arises for specific pre-approval between committee meetings. If the Chairman approves any such engagements, he will report that approval to the full Audit Committee not later than the next committee meeting.

 FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

        Ehrhardt Keefe Steiner & Hottman PC ("EKS&H"), an independent registered public accounting firm, has audited the consolidated financial statements of the Company as of and for the years ended December 31, 2009, 2008, and 2007. The Audit Committee has considered whether the provision of services by EKS&H, other than their respective audits of the consolidated financial statements of the Company and their respective reviews of the quarterly consolidated financial statements during these periods, is compatible with maintaining EKS&H's independence.

        During 2009 and 2008, EKS&H provided the following services to Spectranetics:

EKS&H	2009 Fees	2008 Fees
Audit Services	$280,932	$262,697
Audit-related Services	$11,125	$83,855
Tax Services	$—	$—
All Other Services	$—	$—

        Audit Services.    Fees for audit services provided by EKS&H for 2009 and 2008 include aggregate fees for professional services rendered in connection with its audit of our consolidated financial statements, the audit of our internal control over financial reporting, and the quarterly reviews of our financial statements included in Forms 10-Q.

        Audit-related Services.    Fees for audit-related services provided by EKS&H in 2009 were primarily related to services performed in connection with special projects for the audit committee and our Form S-8 filed in 2009 in connection with the registration of shares available under our Incentive Award Plan. Fees for audit-related services in 2008 were primarily related to services performed in connection with our acquisition of certain product lines from the Kensey Nash Corporation in May 2008, a review of SEC comment letters received and our Form S-8 filed in 2008.

        Tax Services.    No fees were paid to EKS&H for tax services in 2009 or 2008.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2009 about equity awards under the Company's equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a) (c)
Equity compensation plans approved by security holders(1)	3,825,688	$5.10	588,100

(1)
These plans consist of The 2006 Incentive Award Plan and The 1997 Equity Plan.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of copies of such forms received by it with respect to fiscal 2009, or written representations from certain reporting persons, the Company believes that all of its directors and executive officers and persons who own more than 10% of the Common Stock have complied with the reporting requirements of Section 16(a).

ELECTION OF DIRECTORS
(Proposal No. 1)

        The current number of members of the Board of Directors is seven. The terms of Mr. Jennings and Dr. Ruggio expire at this meeting. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Mr. Jennings and Dr. Ruggio for re-election to the Board of Directors for a three-year term which will expire at the Company's Annual Meeting in 2013, or when their successor is duly elected and qualified.

        The nominees have expressed their willingness to serve, but if because of circumstances not contemplated a nominee is not available for election, the proxy holders appointed by proxy intend to vote for such other person or persons as the Board of Directors may nominate. Information with respect to each of the nominees is set forth in the section entitled "BUSINESS EXPERIENCE OF DIRECTORS."

Vote and Recommendation

        Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Meeting. Abstentions as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominees named above.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE PERSONS NOMINATED AS DIRECTOR.

APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
(Proposal No. 2)

        The Board of Directors is submitting for approval by our stockholders The Spectranetics Corporation 2010 Employee Stock Purchase Plan (the "ESPP"), which, if approved, will be effective for periods commencing July 1, 2010. The purpose of the ESPP is to provide employees of the Company and its designated subsidiaries with the opportunity to purchase shares of our Common Stock through accumulated payroll deductions. The ESPP is intended to qualify under Section 423 of the Internal Revenue Code of 1986 (the "Code").

        We previously maintained The Spectranetics Corporation Employee Stock Purchase Plan, which was originally adopted by our Board of Directors on September 15, 1992, approved by our stockholders on September 15, 1993, and was subsequently amended from time to time (the "Prior ESPP"). The Prior ESPP was terminated by our Board of Directors on March 9, 2010, and no additional shares will be issued under the Prior ESPP.

        The following is a summary of the principal features of the ESPP. This summary is not a complete description of all of the provisions of the ESPP and is qualified in its entirety by the text of the ESPP, which is included as Appendix A to this proxy statement.

Administration

        The ESPP will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the discretionary authority to administer and interpret the ESPP. The Compensation Committee may delegate administrative tasks to employees.

Shares Available Under ESPP

        The maximum number of shares of our Common Stock which will be authorized for sale under the ESPP is 300,000. The Common Stock made available for sale under the ESPP may be authorized but unissued shares or treasury shares, or shares reacquired in private transactions or open market purchases. As of April 14, 2010, the market value of the shares of Common Stock authorized for sale under the ESPP was $7.24.

Eligible Employees

        Employees who own (or are deemed to own through attribution) 5% or more of the combined voting power or value of all classes of our stock or the stock of one of our subsidiaries are not allowed to participate in the ESPP. Generally, all other employees of the Company or any designated participating subsidiary may participate in the ESPP, provided that for any offering period under the ESPP the Compensation Committee may determine that any of following employees are not eligible to participate: (1) employees who have been employed by the Company for less than two years (or any shorter period, as the Compensation Committee may determine), (2) employees whose customary employment with the Company is twenty hours of less per week and/or not more than five months per calendar year (or any lesser number of hours per week or months per calendar year, as the Compensation Committee may determine), (3) "highly compensation employees" of the Company or any designated participating subsidiary (within the meaning of Section 414(q) of the Code) or "highly compensated employees" (A) with compensation above a specified level, (B) who are officers, and/or (C) who are subject to Section 16(a) of the Securities Exchange Act of 1934, and/or (4) employees who are citizens or residents of a foreign jurisdiction where applicable law would prevent the grant of an option under the ESPP or would cause the ESPP to violate the terms of Section 423 of the Code. If the Compensation Committee imposes any of the forgoing exclusions for an offering period under the ESPP it must do so prior to such offering period, and the exclusions must be applied in an identical manner to all employees of the Company.

        The Compensation Committee has determined that, until it otherwise determines, all employees of the Company are eligible to participate in any offering period under the ESPP, other than (1) "highly compensated employees" who are subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934 and (2) employees whose customary employment with the Company is twenty hours of less per week and/or not more than five months per calendar year. As of March 31, 2010, the number of employees that we expect to be eligible to participate in the ESPP is approximately 465.

Participation

        Employees electing to participate in the ESPP must enroll by completing a payroll deduction authorization form permitting the deduction of at least 2% but not more than 15% from their compensation. However, in no case may a participant subscribe for more than $25,000 of fair market value of Common Stock during any calendar year or purchase more than 2,500 shares of our Common Stock during any offering period. If the aggregate subscriptions exceed the number of authorized shares of Common Stock available for purchase under the ESPP, they will be reduced on a pro rata basis.

Offering

        Under the ESPP, participants are eligible to purchase shares of our Common Stock at a discount on the last trading day of each offering period (the "exercise date"). The first offering period under the ESPP will commence on July 1, 2010, and end on December 31, 2010. Thereafter, offering periods under the ESPP will generally operate during each subsequent semiannual period, with such semiannual periods either beginning on January 1 and ending on June 30 or beginning on July 1 and ending on December 31.

        The option purchase price will be 85% of the closing price of our Common Stock on either the first trading day of the offering period or the last trading day of the offering period, which ever is lower, as reported on the NASDAQ Global Market, but no less than par value.

        Unless a participant has previously canceled his or her participation in the ESPP, the participant will be deemed to have exercised his or her option in full as of each exercise date. Upon exercise, the participant will purchase the number of whole shares of Common Stock that his or her accumulated payroll deductions will buy at the option purchase price. No fractional shares will be purchased. Accordingly, the balance of a participant's contributions will be carried forward to the next offering period unless the participant elects to withdraw from the ESPP.

        A participant may cancel his or her payroll deduction authorization at any time prior to the end of the offering period. Upon cancellation, the participant may elect either to withdraw from the ESPP and have the entire balance of his or her account refunded in cash without interest, or to have his or her account balance held in the ESPP and applied to purchase shares at the end of the offering period.

Transferability

        Options granted under the ESPP are not transferable and are exercisable only by the participant. In addition, without the consent of the Compensation Committee, no shares of Common Stock purchased under the ESPP may be transferred by the participant before the first anniversary of the exercise date on which such shares were purchased, other than by will or pursuant to the laws of descent and distribution. This transfer restriction on shares will not apply to any transfer of shares to our company or to any transfer in connection with a liquidation or corporate transaction involving our company.

Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

        The number of shares of our Common Stock available for purchase under the ESPP, as well as the option purchase price and the number of shares covered by each option under the ESPP that has not yet been exercised shall be proportionately adjusted for adjustments made in the number of outstanding shares of our Common Stock or an exchange of the shares of Common Stock resulting from a stock split, stock dividend, or any other subdivision.

        In the event of a proposed liquidation of dissolution of our company, a proposed sale of all or substantially all of our assets, or a proposed merger in which we are not the surviving entity, or any other similar corporate transaction, the Compensation Committee will establish a new exercise date for the then current offering period. The new exercise date will occur prior to the effective date of the liquidation or corporate transaction and each outstanding option will automatically be exercised on the new exercise date. In the event that each outstanding option is assumed or equivalent options are substituted by the successor corporation or a parent or subsidiary of the successor corporation in a corporate transaction, no new exercise date will be established and the then current offering period will continue.

Insufficient Shares

        If the Compensation Committee determines that the total number of shares of Common Stock which are to be purchased under outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the ESPP, the Compensation Committee will make a pro rata allocation of the available shares on a uniform and equitable basis, and unless additional shares are authorized under the ESPP, no further offering periods will take place. In this event, excess payroll deductions will be refunded to participants in a lump sum without interest.

Amendment and Termination

        The Board of Directors may amend, suspend or terminate the ESPP at any time. However, absent the approval of our stockholders, the Board of Directors may not amend the ESPP (i) to increase the maximum number of shares that may be purchased under the ESPP or (ii) in any manner that would cause the ESPP to no longer be an "employee stock purchase plan" within the meaning of Section 423 of the Code. Unless terminated earlier by the Board of Directors, the ESPP will terminate automatically on the tenth anniversary of the date on which the ESPP is adopted by the Board of Directors (if the ESPP is approved by our stockholders at the Annual Meeting). No further offerings will take place once all shares of Common Stock available for purchase thereunder have been purchased unless stockholders approve an amendment authorizing new shares under the ESPP.

        Without limiting the foregoing, the Compensation Committee may, without approval of our stockholders, change offering periods or limit the amount and frequency of amounts contributed to the ESPP. The Board of Directors may, without approval of our stockholders, alter the exercise price of options, including for offering periods then in effect, in order to avoid negative financial accounting consequences.

Federal Income Tax Consequences

        The ESPP is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event that the participant dies while still owning the purchased shares.

        If the participant sells or otherwise disposes of the purchased shares within two years after the date on which the purchase right relating to those shares was granted (which is typically the first day of the applicable offering period) or within one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction in the taxable year in which such disposition occurs equal to the amount of such excess. Any further gain or loss to the participant upon disposition will be capital gain or loss, and the amount of ordinary income recognized by the participant will be added to the participant's basis in the common stock for purposes of determining such capital gain or loss.

        If the participant sells or disposes of the purchased shares more than two years after the date on which the purchase right relating to those shares was granted and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (ii) fifteen percent (15%) of the fair market value of the shares on the date of grant of the purchase right. The Company will not be entitled to an income tax deduction with respect to such disposition. Any further gain or loss to the participant upon disposition will be capital gain or loss, and the amount of ordinary income recognized by the participant will be added to the participant's basis in the Common Stock for purposes of determining such capital gain or loss.

        If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the applicable date of grant of the purchase right will constitute ordinary income in the year of death.

New Plan Benefits

        No current non-employee directors will receive any benefit under the ESPP. In addition, until otherwise determined by our Compensation Committee, our executive officers who constitute "highly compensated employees" of the Company or any designated subsidiary (within the meaning of Section 414(q) of the Code) and are subject to the disclosure requirements of Section 16(a) of the Exchange Act are not eligible to participate in the ESPP. The benefits that will be received, or that would have been received during the fiscal year ended December 31, 2009 if the ESPP had been in effect during such fiscal year, under the ESPP by our current executive officers and by all eligible employees are not currently determinable because the benefits depend upon the degree of participation by employees and, with respect to future benefits, the trading price of the Common Stock in future periods.

Stockholder Approval

        Approval of the ESPP requires the affirmative vote of a majority of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE SPECTRANETICS CORPORATION 2010 EMPLOYEE STOCK PURCHASE PLAN.

 AMENDMENT TO 2006 INCENTIVE AWARD PLAN
(Proposal No. 3)

2006 Incentive Award Plan

        On March 9, 2010, the Board adopted, subject to stockholder approval, the Plan Amendment to increase the maximum number of shares of the Common Stock available for issuance or award under the 2006 Incentive Award Plan by 1,000,000 shares. Under the terms of the 2006 Incentive Award Plan prior to the Plan Amendment, the maximum number of shares of the Common Stock that may be issued or awarded under the plan is equal to the sum of (a) 2,550,000 shares, (b) the 125,810 shares that remained available for grant under The 1997 Equity Participation Plan of The Spectranetics Corporation (the "1997 Plan") as of the effective date of the 2006 Incentive Award Plan, and (c) any shares subject to awards under the 1997 Plan which terminate, expire, lapse or are settled in cash on or after the effective date of the 2006 Incentive Award Plan. The Plan Amendment, if approved by our stockholders, would increase the maximum number of shares of the Common Stock available for issuance or award under the 2006 Incentive Award Plan to the number equal to the sum of (a) 3,550,000 shares, (b) the 125,810 shares that remained available for grant under the 1997 Equity Plan as of the effective date of the 2006 Incentive Award Plan, and (c) any shares subject to awards under the 1997 Plan which terminate, expire, lapse or are settled in cash on or after the effective date of the 2006 Incentive Award Plan.

        The 1997 Plan was terminated following our 2006 annual meeting, except that any awards outstanding upon the termination of the 1997 Plan remained outstanding and in full force and effect in accordance with the terms of the 1997 Plan and the applicable award agreement.

        Section 162(m) of the Code generally limits the deductibility of compensation paid to certain executive officers of a publicly-held corporation to $1,000,000 in any taxable year of the corporation. Certain types of compensation, including "qualified performance-based compensation," are exempt from this deduction limitation. In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) of the Code generally requires that:

  •
  The compensation must be paid solely upon account of the attainment of one or more pre-established objective performance goals;

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  The performance goals must be established by a compensation committee comprised of two or more "outside directors";

  •
  The material terms of the performance goals (including the maximum amount of compensation that could be paid to the employee) must be disclosed to and approved by the stockholders; and

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  The compensation committee of "outside directors" must certify that the performance goals have been met prior to payment.

        Section 162(m) of the Code contains a special rule for stock options and stock appreciation rights (or "SARs" and, individually, a "SAR"), which provides that stock options and SARs will satisfy the qualified performance-based compensation exception if the awards are made by a qualifying compensation committee, the plan sets forth the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date.

        The 2006 Incentive Award Plan has been designed to permit our Compensation Committee to grant stock options and other awards which will qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

        The Plan Amendment will become effective only upon approval by our stockholders. If the Plan Amendment is not approved by our stockholders, it will not become effective and the 2006 Incentive

Award Plan will continue in full force and effect in accordance with its terms without giving effect to the Plan Amendment.

        The Board believes that the 2006 Incentive Award Plan promotes the success and enhances the value of the Company by linking the personal interest of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance. As of March 31, 2010, 2,953,500 shares of the Common Stock had been issued or awarded pursuant to awards under the 2006 Incentive Award Plan. The Board believes that increasing the number of shares of the Common Stock authorized for issuance or award under the plan is necessary to permit the Company to continue to align the interests of participants with those of our stockholders and to provide participants with performance-based compensation.

        A summary of the material features of the 2006 Incentive Award Plan, as amended as described in this proposal, is set forth below. This summary is qualified in its entirety by reference to the 2006 Incentive Award Plan, as amended, which is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and is publicly available at www.sec.gov. The text of the Seventh Amendment to the 2006 Incentive Award Plan is attached to this Proxy Statement as Appendix B.

Shares Available for Awards

        If the Plan Amendment is approved by our stockholders, the maximum number of shares of the Common Stock that may be issued or awarded under the 2006 Incentive Award Plan will be equal to the sum of (a) 3,550,000 shares, (b) the 125,810 shares that remained available for grant under the 1997 Equity Plan as of the effective date of the 2006 Incentive Award Plan, and (c) any shares subject to awards under the 1997 Plan which terminate, expire, lapse or are settled in cash on or after the effective date of the 2006 Incentive Award Plan. However, in order to reduce the stockholder transfer value cost of the 2006 Incentive Award Plan, the plan provides that this share reserve is reduced by 1.50 shares for each share delivered in settlement of a full value award (generally, any award other than a stock option or stock appreciation right). In order to satisfy the applicable regulations under the Internal Revenue Code (the "Code") relating to incentive stock options, the 2006 Incentive Award Plan currently provides that the maximum number of shares of the Common Stock that may be delivered thereunder upon the exercise of incentive stock options is 2,550,000 shares. If approved, the Plan Amendment would increase each of the number of shares in clause (a) above and the number of shares that may be delivered upon the exercise of incentive stock options from 2,550,000 to 3,550,000.

        To the extent that an award terminates, expires, lapses for any reason, or is settled in cash, any shares of Common Stock subject to the award will again be available for the grant of an award pursuant to the 2006 Incentive Award Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any award will not be available for subsequent grant under the 2006 Incentive Award Plan. For purposes of calculating the number of shares available for issuance under the 2006 Incentive Award Plan, to the extent that a stock appreciation right is settled in Common Stock, the full number of shares subject to such stock appreciation right will be counted, regardless of the actual number of shares issued upon settlement.

Eligibility

        Employees, consultants and directors of the Company are eligible to be granted non-qualified stock options, restricted stock, stock appreciation rights, performance share awards, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, and performance bonus awards under the 2006 Incentive Award Plan. Only employees of the Company and its qualifying corporate subsidiaries are eligible to be granted options that are intended to qualify as "incentive stock options" under Section 422 of the Code. As of March 31, 2010, we had 476 employees worldwide and our board of directors included six non-employee directors who were eligible to participate in the 2006 Incentive Award Plan.

Administration

        The 2006 Incentive Award Plan will be administered by a committee of our board consisting of at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b of the Exchange Act, an "outside director" pursuant to Section 162(m) of the Code and an independent director under the rules of the principal securities market on which our shares are traded. Our Compensation Committee is the administrator of the 2006 Incentive Award Plan. However, our full Board of Directors administers the plan with respect to awards granted to our non-employee directors. In addition, our board may at any time exercise any rights and duties of the Compensation Committee under the 2006 Incentive Award Plan.

        The acts of a majority of any members present at any meeting of the Compensation Committee where a majority of the members of the Compensation Committee are present, or acts unanimously approved in writing by the Compensation Committee in lieu of a meeting, are deemed acts of the Compensation Committee. Any action taken by the Compensation Committee is valid and effective, whether or not members of the committee at the time of such action are later determined not to have satisfied the requirements for membership provided in the 2006 Incentive Award Plan or the committee charter.

        The plan administrator has the exclusive authority to administer the plan, including, but not limited to, the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the plan administrator does not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

Awards

        The 2006 Incentive Award Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards, and performance-based awards to eligible individuals. Except as otherwise provided by the plan administrator, no award granted under the 2006 Incentive Award Plan may be assigned, transferred or otherwise disposed of by the grantee, except to the Company, or by will or the laws of descent and distribution. The plan administrator may, however, permit an award to be transferred without consideration to certain persons or entities related to the participant or who are otherwise approved, provided that no transfer of an incentive stock option will be permitted to the extent that the transfer would cause the option to fail to qualify as an "incentive stock option" under the Code.

        The maximum number of shares of the Common Stock which may be subject to awards granted to any one participant during any calendar year is 800,000. The maximum amount that may be paid to a participant in cash during any calendar year with respect to cash-based awards is $5,000,000.

Stock Options

        Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options, may be granted pursuant to the 2006 Incentive Award Plan. The option exercise price of all stock options granted pursuant to the plan may not be less than 100% of the fair market value of the Common Stock on the date of grant. No incentive stock option may be granted to a grantee who owns more than 10% of the Common Stock unless the exercise price is at least 110% of the fair market value at the time of grant. For purposes of the 2006 Incentive Award Plan, provided that the Common Stock continues to be traded on the NASDAQ Global Market or another exchange, the "fair market value" of the Common Stock on any given date is the closing price of a share as reported in the Wall Street Journal (or such other source as we may deem reliable) for that date, or if no sale occurred on that date, the first trading day immediately prior to such date during which a sale occurred. The closing price of a share of the Common Stock as reported on the NASDAQ Global Market on April 14, 2010 was $7.24 per share.

        Notwithstanding whether an option is designated as an incentive stock option, to the extent that the aggregate fair market value of the shares with respect to which such option is exercisable for the first time by any optionee during any calendar year exceeds $100,000, such excess is treated as a nonqualified stock option.

        The plan administrator determines the methods of payment of the exercise price of an option, including, without limitation, cash, shares of the Common Stock with a fair market value on the date of delivery equal to the exercise price of the option or exercised portion thereof (including shares issuable upon exercise of the option) or other property acceptable to the plan administrator (including the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price, provided that payment of such proceeds is then made to us not later than settlement of such sale). However, no participant who is a member of our Board of Directors or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act may be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act.

        Stock options may be exercised as determined by the plan administrator, but in no event after the tenth anniversary of the date of grant. However, in the case of an option granted to a person who owns more than 10% of the Common Stock on the date of grant, such term may not exceed 5 years.

Restricted Stock

        Eligible employees, consultants and directors may be issued restricted stock in such amounts and on such terms and conditions as determined by the plan administrator. Restricted stock will be evidenced by a written restricted stock agreement. The restricted stock agreement will contain restrictions on transferability and other such restrictions as the plan administrator may determine, including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends on the restricted stock. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the plan administrator determines at the time of grant of the award or thereafter.

Restricted Stock to Non-Employee Directors

        Effective as of April 15, 2008, our board of directors amended the 2006 Incentive Award Plan to provide that each newly elected non-employee director will automatically be granted an award of 10,000 shares of restricted stock on the date of his or her initial election (the "Initial Grant"). The Initial Grant will vest in full on the one-year anniversary of the date of grant, provided that the non-employee director continues to serve as a non-employee director through such date. In addition, each non-employee director who continues to serve as a non-employee director will automatically be granted an award of 5,000 shares of restricted stock (the "Annual Grant") on the date of each annual meeting of stockholders, commencing as follows: (i) for each newly elected non-employee director, if the Initial Grant is made on the date of an annual meeting, the Annual Grants will commence on the date of the next annual meeting, and if the Initial Grant is not made on the date of an annual meeting, the Annual Grants will commence on the date of the second annual meeting following the Initial Grant; and (ii) for each individual who is an existing non-employee director as of April 15, 2008, the Annual Grant will commence on the date of the first annual meeting occurring on or after the date on which all options held by such non-employee director as of April 15, 2008 have fully vested.

Stock Appreciation Rights

        A stock appreciation right ("SAR") is the right to receive payment of an amount equal to the excess of the fair market value of a share of the Common Stock on the date of exercise of the SAR over the fair market value of a share of the Common Stock on the date of grant of the SAR. The plan administrator may issue SARs in such amounts and on such terms and conditions as it may determine, consistent with the terms of the 2006 Incentive Award Plan. SARs may be exercised as determined by the plan administrator, but in no event after the tenth anniversary of the date of grant. The plan administrator may elect to pay SARs in cash, in the Common Stock or in a combination of cash and the Common Stock.

Other Awards Under the Plan

        The 2006 Incentive Award Plan provides that the plan administrator may also grant or issue performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards, and performance-based awards or any combination thereof to eligible employees, consultants and directors. The terms of each such grant or issuance will be set by the plan administrator in its discretion. The plan administrator may establish the exercise price or purchase price, if any, of any such award, provided that such price will not be less than the par value of a share of the Common Stock, unless otherwise permitted by applicable state law.

        Any such award will only vest or be exercisable or payable while the participant is an employee, consultant or director of the Company, provided that the plan administrator, in its sole and absolute discretion, may provide that any such award may vest or be exercised or paid subsequent to a termination of employment or service, as applicable, or following a change in control (as defined in the plan) of the Company, or because of the participant's retirement, death or disability, or otherwise. However, to the extent required to preserve the tax deductibility under Section 162(m) of the Code, any such provision with respect to performance shares or performance stock units that are intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code will be subject to the requirements of Section 162(m) of the Code that apply to such "qualified performance-based compensation."

        Payments with respect to any such award will be made in cash, in the Common Stock or a combination of both, as determined by the plan administrator. Any such award will be subject to such additional terms and conditions as determined by the plan administrator and will be evidenced by a written award agreement.

        Performance Shares.    Awards of performance shares are denominated in a number of shares of the Common Stock and may be linked to any one or more performance criteria determined appropriate by the plan administrator, in each case on a specified date or dates or over any period or periods determined by the plan administrator.

        Performance Stock Units.    Awards of performance stock units are denominated in unit equivalent of shares of the Common Stock and/or units of value, including dollar value of shares of the Common Stock, and may be linked to any one or more performance criteria determined appropriate by the plan administrator, in each case on a specified date or dates or over any period or periods determined by the plan administrator.

        Dividend Equivalents.    Dividend equivalents are rights to receive the equivalent value (in cash or the Common Stock) of dividends paid on the Common Stock. They represent the value of the dividends per share paid by us, calculated with reference to the number of shares that are subject to any award held by the participant.

        Stock Payments.    Stock payments include payments in the form of the Common Stock or options or other rights to purchase the Common Stock, in each case made in lieu of all or any portion of the compensation that would otherwise be paid to the participant. The number of shares will be determined by the plan administrator and may be based upon specific performance criteria determined appropriate by the plan administrator, determined on the date such stock payment is made or on any date thereafter.

        Deferred Stock.    Deferred stock may be awarded to participants and may be linked to any performance criteria determined to be appropriate by the plan administrator. The Common Stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or upon the satisfaction of performance criteria set by the plan administrator, and unless otherwise provided by the plan administrator, recipients of deferred stock generally will have no rights as a stockholder with respect to such deferred stock until the time the vesting conditions are satisfied and the Common Stock underlying the deferred stock award has been issued.

        Restricted Stock Units.    Restricted stock units may be granted to any participant in such amounts and subject to such terms and conditions as determined by the plan administrator. At the time of grant, the plan administrator will specify the date or dates on which the restricted stock units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the plan administrator will specify the maturity date applicable to each grant of restricted stock units which will be no earlier than the vesting date or dates of the award and may be determined at the election of the participant. On the maturity date, we will transfer to the participant one unrestricted, fully transferable share of the Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The plan administrator will specify the purchase price, if any, to be paid by the participant to us for such shares of the Common Stock.

        Performance Bonus Awards.    Any participant selected by the plan administrator may be granted a cash bonus payable upon the attainment of performance goals that are established by the plan administrator and relate to any one or more performance criteria determined appropriate by the plan administrator on a specified date or dates or over any period or periods determined by the plan administrator. Any such cash bonus paid to a "covered employee" within the meaning of Section 162(m) of the Code may be a performance-based award as described below.

Performance-Based Awards

        The plan administrator may grant awards to employees who are or may be "covered employees," as defined in Section 162(m) of the Code, that are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. With respect to awards other than options and stock appreciation rights, participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the plan administrator for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes and stock-based compensation), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to comparable performance in an earlier period or as compared to results of a peer group, industry index or other companies. With regard to a particular performance period, the plan administrator has the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the plan administrator may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed by the Company on the date the performance-based award is paid to be eligible for a performance-based award for any period.

Adjustments

        If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares of the Common Stock or the share price of the Common Stock, the plan administrator will make proportionate adjustments to any or all of the following in order to reflect such change: (i) the aggregate number and type of shares that may be issued under the 2006 Incentive Award Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the plan during any calendar year), (ii) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and (iii) the grant or exercise price per share for any outstanding awards under the plan. Any adjustment affecting an award intended as "qualified performance-based compensation" will be made consistent with the requirements of Section 162(m) of the Code. The plan administrator also has the authority under the 2006 Incentive Award Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan or with respect to any award under the plan, including provision for the cash-out, termination, assumption or substitution of such awards.

Change in Control

        Except as may otherwise be provided in any written agreement between the participant and us, in the event of a change in control of the Company (as defined in the 2006 Incentive Award Plan) in which awards are not converted, assumed, or replaced by the successor, such awards will become fully exercisable and all forfeiture restrictions on such awards will lapse. Upon, or in anticipation of, a change in control, the plan administrator may cause any and all awards outstanding under the 2006 Incentive Award Plan to terminate at a specific time in the future and will give each participant the right to exercise such awards during a period of time as the plan administrator, in its sole and absolute discretion, will determine.

Termination or Amendment

        With the approval of our Board of Directors, the plan administrator may terminate, amend, or modify the 2006 Incentive Award Plan at any time. However, stockholder approval will be required for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the plan, to permit the grant of options or SARs with an exercise price below fair market value on the date of grant, or to extend the exercise period for an option or SAR beyond ten years from the date of grant. In addition, absent stockholder approval, no option or SAR may be amended to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date the option or SAR was granted and, except to the extent permitted by the plan in connection with certain changes in capital structure, no option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an option or SAR having a higher per share exercise price and no award may be granted in exchange for the cancellation or surrender of an option or SAR with a per share exercise price that is greater than the fair market value on the date of such grant or cancellation.

        No award may be granted pursuant to the 2006 Incentive Award Plan after the tenth anniversary of the effective date of the plan. Any awards that are outstanding on the tenth anniversary of the effective date will remain in force according to the terms of the 2006 Incentive Award Plan and the applicable award agreement.

Vesting of Full Value Awards

        Full value awards will vest over a period of at least three years (or, in the case of vesting based upon attainment of certain performance goals, over a period of at least one year). However, full value awards that result in the issuance of an aggregate of up to 5% to the total issuable shares under the 2006 Incentive Award Plan may be granted without any minimum vesting periods. In addition, full value awards may vest on an accelerated basis in the event of a participant's death, disability, or retirement, or in the event of a change in control of the Company or other special circumstances.

Code Section 409A

        To the extent that the plan administrator determines that any award granted under the 2006 Incentive Award Plan is subject to Section 409A of the Code ("Section 409A"), the award agreement evidencing such award shall incorporate the terms and conditions required by Section 409A. In the event that the plan administrator determines that any award may be subject to Section 409A, the 2006 Incentive Award Plan and any applicable awards may be modified to exempt the awards from Section 409A or comply with the requirements of Section 409A.

Federal Income Tax Consequences

        The Federal income tax consequences of the 2006 Incentive Award Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the 2006 Incentive Award Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2006 Incentive Award Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The following does not describe other Federal taxes, or foreign, state or local income taxes which may vary depending on individual circumstances and from locality to locality.

  Stock Options

        With respect to nonqualified stock options, the Company or the participant's employer, as applicable, is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value on the date of exercise of the shares received over the exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If the Common Stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the Common Stock will be treated as a long-term capital gain or loss, and the Company or the participant's employer, as applicable, will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

  Restricted Stock

        In general, a participant should not be taxed upon the grant or purchase of restricted stock that is subject to a "substantial risk of forfeiture," within the meaning of Section 83 of the Code. However, at the time the restricted stock is no longer subject to the substantial risk of forfeiture (e.g., when the restrictions lapse on a vesting date or the vesting conditions are satisfied) or the shares become transferable, the participant should recognize ordinary income on the difference, if any, between the fair market value of the shares of restricted stock (disregarding any restrictions which may lapse, such as vesting restrictions) on the date the restrictions lapsed or the shares become transferable and the amount the participant paid, if any, for such restricted stock. Recipients of restricted stock under the 2006 Incentive Award Plan may, however, make an election under Section 83(b) of the Code to be taxed at the time the restricted stock is transferred to the recipient in an amount equal to the difference, if any, between the fair market value of the restricted stock (disregarding any restrictions which may lapse, such as vesting restrictions) on the date of transfer and the amount the participant paid, if any, for such restricted stock. If a timely Section 83(b) election is made, the participant should not recognize any additional income as and when the restrictions applicable to the restricted stock lapses.

  Stock Appreciation Rights

        A participant generally will not recognize taxable income upon the receipt of a stock appreciation right. However, upon exercise of a stock appreciation right, the cash or the fair market value of the shares received will be taxable to the recipient as ordinary income in the year of such exercise.

  Performance Awards and Dividend Equivalents

        A recipient of a performance share award, a performance stock unit award, a performance bonus award or a dividend equivalent award generally will not recognize taxable income at the time of grant. However, at the time such an award is paid, whether in cash or in shares of common stock, the participant will generally recognize ordinary income equal to value received.

  Stock Payments

        A participant who receives a stock payment generally should recognize taxable ordinary income at the time of payment in an amount equal to the fair market value of the shares received.

  Deferred Stock Awards

        A recipient of a deferred stock award generally will not recognize taxable income upon the grant of such award. However, when a deferred stock award vests and the shares are issued to the recipient, the recipient generally will recognize ordinary income in an amount equal to the fair market value of the shares on the date of issuance less the purchase price, if any, paid for such shares. If the payment of the shares is effectively deferred, the participant will generally recognize such income at the time of payment (rather than vesting), provided that the requirements of Section 409A are satisfied.

  Restricted Stock Units

        A recipient of a restricted stock unit award generally will not recognize taxable income upon the grant of such award. When an award is settled, whether in cash or shares of common stock, the recipient generally will recognize ordinary income in an amount equal to the fair market value of the shares received. If the payment of the cash or shares is effectively deferred, the participant will generally recognize such income at the time of payment (rather than vesting), provided that the requirements of Section 409A are satisfied.

  Code Section 409A

        Certain types of awards under the 2006 Incentive Award Plan may constitute, or provide for, a deferral of compensation under Section 409A. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2006 Incentive Award Plan and awards granted under the 2006 Incentive Award Plan will be structured and interpreted to comply with Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A.

  Tax Deductibility and Section 162(m) of the Code

        We generally should be entitled to a federal income tax deduction at the same time and for the same amount as the participant recognizes ordinary income under Section 83 of the Code, subject to the limitations of Section 162(m) of the Code with respect to compensation paid to certain "covered employees." Section 162(m) of the Code generally places a $1 million annual limit on the amount of compensation paid to certain of the Company's executive officers that may be deducted by the Company for federal income tax purposes unless such compensation constitutes "qualified performance-based compensation" which is based on the achievement of pre-established performance goals set by a committee of the Board of Directors pursuant to an incentive plan that has been approved by the Company's stockholders. The 2006 Incentive Award Plan provides that certain awards made thereunder may, in the discretion of the plan administrator, be structured so as to qualify for the "qualified performance-based compensation" exception to the $1 million annual deductibility limit of Section 162(m).

  Other Considerations

        Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to Section 280G, exceed the limitations contained in that provision. Such excess parachute payments are not deductible by the Company and are subject to an excise tax of 20 percent payable by the recipient.

        The 2006 Incentive Award Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act. Certain additional special rules apply if the exercise price for an option is paid in shares of Common Stock previously owned by the participant rather than in cash.

Plan Benefits

        Awards under the 2006 Incentive Award Plan are subject to the discretion of the plan administrator and no determination has been made as to the types or amounts of awards that will be granted in the future to specific individuals pursuant to the plan. However, our non-employee directors will be entitled to receive automatic formula grants of restricted stock under the plan in the amounts and on the terms described above. Other than with respect to the formula grants to our non-employee directors, it is not possible to determine the future benefits that will be received by participants in the 2006 Incentive Award Plan.

        Certain tables above under the general heading "Executive Compensation," including the Summary Compensation Table, Grants of Plan-Based Awards Table, Outstanding Equity Awards at Fiscal Year End Table, and Option Exercises and Stock Vested Table, set forth information with respect to prior awards granted to our individual named executive officers under the 2006 Incentive Award Plan. In addition, 5,000 shares of restricted stock will be granted to each of our six non-employee directors at the Annual Meeting.

        The following table provides information as of March 31, 2010 with respect to awards granted under the 2006 Incentive Award Plan, excluding cancelled or forfeited awards, to our individual named executive officers and other groups since the adoption and approval of the 2006 Incentive Award Plan.

Awards Granted Under 2006 Incentive Award Plan
Since Inception of Plan in Fiscal Year 2006 Through March 31, 2010

Name and Position	Number of Securities Underlying Options (#)	Number of Securities Underlying Restricted Stock (#)
Emile J. Geisenheimer, President and Chief Executive Officer	845,000	—
Guy A. Childs, Chief Financial Officer	60,000	—
Jason D. Hein, Senior Vice President, Sales and Marketing	160,000	—
Shahriar Matin, Senior Vice President, Operations, Product Development and International	130,000	—
Jonathan W. McGuire, Chief Operating Officer(1)	73,000	—
All current executive officers as a group	1,333,000	—
All current directors who are not executive officers as a group	—	—
David G. Blackburn, Director	—	5,000
Anne Melissa Dowling, Director	—	15,000
R. John Fletcher, Director	—	10,000
William C. Jennings, Director	—	15,000
Joseph M. Ruggio, M.D., Director	—	5,000
Craig M. Walker, M.D., Director	—	10,000
		—
Each associate of any such director, executive officer or nominee	—	—
Each other person who received or is to receive 5% of awards granted under the 2006 Incentive Award Plan since inception of the plan	—	—
All employees who are not executive officers as a group	1,008,045	—

(1)
On March 25, 2010, Mr. McGuire resigned his position as Chief Operating Officer to accept a chief executive officer position at a private company. Mr. McGuire's resignation was effective on April 2, 2010.

Vote Required

        Approval of the 2006 Incentive Award Plan, as amended by the Plan Amendment, requires the affirmative vote of a majority of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2006 INCENTIVE AWARD PLAN, AS AMENDED BY THE PLAN AMENDMENT.

 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal No. 4)

        The Audit Committee has selected, and the Board of Directors has ratified, the firm of Ehrhardt Keefe Steiner & Hottman PC ("EKS&H"), which has served as independent auditors of the Company since September 2005, to serve as the Company's independent registered public accounting firm for fiscal year 2010. A representative of EKS&H is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. This selection is being submitted for ratification at the meeting. If not ratified, the selection will be reconsidered by the Audit Committee, although the Audit Committee will not be required to select different independent auditors for the Company. Unless otherwise instructed, proxies will be voted FOR ratification of the selection of EKS&H. See "Report of the Audit Committee" earlier in this Proxy Statement for further information regarding the Company's independent auditors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF SUCH APPOINTMENT.

 NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

        As permitted by the Securities and Exchange Commission's proxy rules, the Company will deliver only one annual report and one proxy statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of those stockholders. This practice is designed to reduce our printing and mailing costs. The Company will, upon written or oral request, promptly deliver a separate copy of the annual report and/or proxy statement to a stockholder at a shared address to which single copies of the documents were delivered. You may make such request by contacting the Company's Corporate Secretary at 9965 Federal Drive, Colorado Springs, Colorado 80921, telephone (719) 633-8333. Stockholders wishing to receive a separate annual report and/or proxy statement in the future or stockholders sharing an address wishing to receive a single copy of each of the annual report and proxy statement in the future may also contact the Company's Chief Financial Officer as referenced above.

2009 ANNUAL REPORT TO STOCKHOLDERS

        A copy of our 2009 Annual Report to Stockholders has been mailed concurrently with this Proxy Statement to all Stockholders entitled to notice of and to vote at the Annual Meeting. The 2009 Annual Report to Stockholders is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

FORM 10-K FOR THE 2009 FISCAL YEAR

        On March 15, 2010 we filed with the SEC an Annual Report on Form 10-K for the 2009 Fiscal Year. The Form 10-K has been reprinted as part of our 2009 Annual Report to Stockholders. Stockholders may also obtain a copy of the Form 10-K and any of our other SEC reports, free of charge, from the SEC's website at www.sec.gov or from our website at www.spectranetics.com, or by writing to our Corporate Secretary, The Spectranetics Corporation, 9965 Federal Drive, Colorado Springs, Colorado 80921. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

 OTHER MATTERS

        The Board of Directors knows of no other matters, other than the matters set forth in this Proxy Statement, to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment or adjournments thereof, the persons named in the proxies will vote such proxy in accordance with their best judgment on any such matter. The persons named in the proxies will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.

DATE OF RECEIPT OF STOCKHOLDER PROPOSALS

        Under the applicable rules of the SEC, a stockholder who wishes to submit a stockholder proposal for inclusion in the proxy statement of the Board of Directors for the Annual Meeting of Stockholders to be held in 2011 must submit such proposal in writing to the Secretary of the Company at the Company's principal executive offices no later than December 30, 2010. In addition, all stockholder proposals for inclusion in the proxy statement for the Annual Meeting of Stockholders to be held in 2011 must comply with the requirements of SEC Rule 14a-8 under the Exchange Act. The Company's By-laws also provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting (but that would not be included in the Company's proxy statement) must notify the Secretary of the Company thereof in writing no earlier than 90 days prior to the meeting and no later than the later of 60 days prior to the meeting date or 10 days following the public announcement of the meeting date by the Company. Such notice must set forth certain information specified in the Company's By-Laws, as amended.

BY ORDER OF THE BOARD OF DIRECTORS

Emile J. Geisenheimer Chairman of the Board, President and Chief Executive Officer

Dated April 30, 2010

        PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF A FURTHER MAILING.

Appendix A

THE SPECTRANETICS CORPORATION
2010 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.
PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

        1.1    Purpose and Scope.    The purpose of this Spectranetics Corporation 2010 Employee Stock Purchase Plan (the "Plan") is to assist employees of The Spectranetics Corporation and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended.

        1.2    Administration of Plan.    The Plan shall be administered by the Committee. The Committee shall have the power to make, amend and repeal rules and regulations for the interpretation and administration of the Plan consistent with the qualification of the Plan under Section 423 of the Code, and the Committee is also authorized to change the Offering Periods and Exercise Dates under the Plan by providing notice to all Eligible Employees as soon as practicable prior to the date on which such changes will take effect. The Committee may delegate administrative tasks under the Plan to one or more Employees of the Company. The Committee's interpretation and decisions with respect to the Plan shall be final and conclusive.

ARTICLE II.
DEFINITIONS

        Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Administrator" shall mean the Committee, or such individuals to which authority to administer the Plan has been delegated under Section 1.2.

        2.2   "Board" shall mean the Board of Directors of the Company.

        2.3   "Code" shall mean the Internal Revenue Code of 1986, as amended.

        2.4   "Committee" shall mean the Compensation Committee of the Board.

        2.5   "Common Stock" shall mean shares of common stock, par value $.001, of the Company.

        2.6   "Company" shall mean The Spectranetics Corporation, a Delaware corporation.

        2.7   "Compensation" shall mean the base salary or wages, including commissions paid to sales employees, overtime pay and shift premiums but excluding bonuses and other incentive payments, paid to an Employee by the Company or a Designated Subsidiary in accordance with established payroll procedures.

        2.8   "Designated Subsidiary" shall mean the Subsidiaries that have been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan, including any Subsidiary in existence on the Effective Date and any Subsidiary formed or acquired following the Effective Date.

        2.9   "Effective Date" shall mean the date the Plan is adopted by the Board, subject to its approval by stockholders of the Company in accordance with the Company's bylaws, articles of incorporation and applicable state law within twelve months following the date the Plan is adopted by the Board.

        2.10 "Eligible Employee" means an Employee of the Company or any Designated Subsidiary who does not, immediately after the Option is granted, own (directly or through attribution) stock possessing five percent or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent Corporation or a Subsidiary Corporation (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Administrator may determine in its discretion, and if so determined, shall set forth in the terms of the applicable Offering, that an Employee of the Company or any Designated Subsidiary shall not be eligible to participate in such Offering if: (1) such Employee has been in the employ of the Company or any Designated Subsidiary for less than two years (or any shorter period); (2) such Employee's customary employment with the Company or any Designated Subsidiary is twenty hours or less per week and/or not more than five months per calendar year (or any lesser number of hours per week or months per calendar year); (3) such Employee is a "highly compensated employee" of the Company or any Designated Subsidiary (within the meaning of Section 414(q) of the Code), or is such a "highly compensated employee" (A) with compensation above a specified level, (B) who is an officer and/or (C) is subject to the disclosure requirements of Section 16(a) of the Exchange Act; and/or (4) such employee is a citizen or resident of a foreign jurisdiction and the grant of an Option under the Plan or Offering is prohibited under the laws of such foreign jurisdiction, or compliance with the laws of such foreign jurisdiction would cause the Plan or Offering to violate the requirements of Section 423 of the Code; provided, that any exclusion in clauses (1), (2), (3) and (4) shall be applied in an identical manner under each Offering to all employees of the Company and all Designated Subsidiaries, in accordance with Treasury Regulation Section 1.423-2(e).

        2.11 "Employee" shall mean any person who renders services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. "Employee" shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) Where the period of leave exceeds three (3) months and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.

        2.12 "Enrollment Date" shall mean the first Trading Day of each Offering Period.

        2.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.14 "Exercise Date" except as provided in Section 5.2, shall mean the last Trading Day of each Offering Period.

        2.15 "Fair Market Value" mean, as of any date, the value of a share of Common Stock determined as follows:

          (a)   If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the Exercise Date, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (b)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the Exercise Date as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (c)   In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

        2.16 "Offering" means each distinct offering of Options made under this Plan, within the meaning of Treasury Regulation 1.423-2(a).

        2.17 "Offering Period" shall mean (i) the period commencing on [DATE] and ending on the last Trading Day of the Semiannual Period in which such date occurs, and (ii) thereafter, the period commencing on the first day of each subsequent Semiannual Period and terminating on the last Trading Day of such Semiannual Period.

        2.18 "Option" shall mean the right to purchase shares of Common Stock pursuant to the Plan during each Offering Period.

        2.19 "Option Price" shall mean the purchase price of a share of Common Stock hereunder as provided in Section 4.2 below.

        2.20 "Parent" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        2.21 "Participant" shall mean any Eligible Employee who elects to participate in the Plan.

        2.22 "Plan" shall mean this Spectranetics Corporation 2010 Employee Stock Purchase Plan, as it may be amended from time to time.

        2.23 "Plan Account" shall mean a bookkeeping account established and maintained by the Company in the name of each Participant.

        2.24 "Semiannual Period" shall mean, as applicable, the six-month period commencing on January 1 and ending on June 30, or the six-month period commencing on July 1 and ending on December 31.

        2.25 "Subsidiary" shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (i) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary which is a corporation being the sole owner of such entity, or (ii) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.

        2.26 "Trading Day" shall mean a day on which national stock exchanges are open for trading.

ARTICLE III.
PARTICIPATION

        3.1    Eligibility.

          (a)   Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the

  Plan during such Offering Period, subject to the requirements of Articles IV and V, and the limitations imposed by Section 423(b) of the Code and the Treasury Regulations thereunder.

          (b)   No Eligible Employee shall be granted an Option under the Plan which permits his rights to purchase stock under the Plan, and to purchase stock under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to the Section 423, to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which the Option is outstanding at any time. For purposes of the limitation imposed by this subsection, the right to purchase stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an Option accrues at the rate provided in the Option, but in no case may such rate exceed $25,000 of Fair Market Value of such stock (determined at the time such option is granted) for any one calendar year, and a right to purchase stock which has accrued under an Option may not be carried over to any other Option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

        3.2    Election to Participate; Payroll Deductions

          (a)   Except as provided in Section 3.3, an Eligible Employee may participate in the Plan only by means of payroll deduction. An Eligible Employee may elect to participate in the Plan by delivering to the Company by such time designated by the Administrator preceding the Enrollment Date for such Offering Period a payroll deduction authorization in such manner as prescribed by the Administrator.

          (b)   Payroll deductions (i) shall be equal to at least 2%, but not more than 15%, of the Participant's Compensation; and (ii) must be expressed as a whole number percentage, subject to the provisions of Section 3.1 hereof. Amounts deducted from a Participant's Compensation pursuant to this Section 3.2 shall be credited to the Participant's Plan Account.

          (c)   A Participant's election to participate in the Plan with respect to an Offering Period shall enroll such Participant in the Plan for each successive Offering Period at the same payroll deduction percentage as in effect at the termination of the prior Offering Period, unless such Participant delivers to the Company a different election with respect to the successive Offering Period by such time and in such manner as is designated by the Administrator for enrollment in the Plan for such successive Offering Period, or unless such Participant becomes ineligible for participation in the Plan.

        3.3    Leave of Absence.    During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

ARTICLE IV.
PURCHASE OF SHARES

        4.1    Grant of Option.    Subject to the limitations of Section 3.1(b), each Participant participating in such Offering Period shall be granted an Option to purchase on the Exercise Date for such Offering Period (at the applicable Option Price) up to a number of shares of Common Stock determined by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's Plan Account on such Exercise Date by the applicable Option Price; provided that in no event shall a Participant be permitted to purchase during each Offering Period more than 2,500 shares of Common Stock (subject to any adjustment pursuant to Section 5.2). The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a Participant may purchase during such future Offering Periods. The Option shall expire on the last day of the Offering Period.

        4.2    Option Price.    The Option Price per share of the Common Stock sold to Participants hereunder shall be 85% of the Fair Market Value of such share on either the Enrollment Date or the Exercise Date of the Offering Period, whichever is lower, but in no event shall the Option Price per share be less than the par value per share of the Common Stock.

        4.3    Purchase of Shares.

          (a)   On each Exercise Date on which he or she is employed, each Participant will automatically and without any action on his or her part be deemed to have exercised his or her Option to purchase at the Option Price the largest number of whole shares of Common Stock which can be purchased with the amount in the Participant's Plan Account. The balance, if any, remaining in the Participant's Plan Account (after exercise of his or her Option) as of an Exercise Date shall be carried forward to the next Offering Period, unless the Participant has elected to withdraw from the Plan pursuant to Section 6.1 below.

          (b)   As soon as practicable following each Exercise Date, the number of shares of Common Stock purchased by such Participant pursuant to subsection (a) above will be delivered, in the Company's sole discretion, to either (i) the Participant, or (ii) an account established in the Participant's name at a stock brokerage or other financial services firm designated by the Company. If the Company is required to obtain from any commission or agency authority to issue any such shares of Common Stock, the Company will seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to refund to him or her the amount withheld.

          (c)   A Participant shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole shares of Common Stock purchased hereunder. Upon receipt of a Participant's written request for any such certificate, the Company shall (or shall cause its agent to), deliver any such certificate to the Participant as soon as practicable thereafter.

        4.4    Transferability Restrictions.

          (a)   An Option granted under the Plan shall not be transferable and is exercisable only by the Participant. No option or interest or right to the option shall be available to pay off any debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the option shall have no effect.

          (b)   Without the consent of the Administrator, no shares of Common Stock purchased under the Plan may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (collectively, "Transfer") by the Participant or his or her successors prior to the first anniversary of the Exercise Date with respect to such shares, other than by will or pursuant to the laws of descent and distribution; provided, however, that the foregoing transfer restrictions shall not apply to any Transfer of shares to the Company or any Designated Subsidiary or any Transfer in connection with any transaction described in Section 5.2(b) or (c).

ARTICLE V.
PROVISIONS RELATING TO COMMON STOCK

        5.1    Common Stock Reserved.    Subject to adjustment as provided in Section 5.2, the maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be 300,000. Shares of Common Stock made available for sale under the Plan may be authorized but unissued shares or treasury shares, or shares reacquired in private transactions or open market purchases.

        5.2    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

          (a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under Option, as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof.

          (c)    Merger or Asset Sale.    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, where the Company is not the surviving entity, or any other similar corporate transaction, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, any Offering Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof.

        5.3    Insufficient Shares.    If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which Options are to be exercised may exceed (i) the number of shares of Common Stock that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator shall make a pro rata allocation of the shares of Common Stock available for issuance on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Common Stock on such Exercise Date, and unless additional shares are authorized for issuance under the Plan, no further Offering Periods shall take place. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date. In such event, then the balance of the amount credited to the Participant's Plan Account which has not been applied to the purchase of shares of Common Stock shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after such Exercise Date, without any interest thereon.

        5.4    Rights as Stockholders.    With respect to shares of Common Stock subject to an Option, a Participant shall not be deemed to be a stockholder and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder when, but not until, a certificate has been issued to him or her, or book entry of such shares has been made in his or her name, following exercise of his or her Option.

ARTICLE VI.
TERMINATION OF PARTICIPATION

        6.1    Cessation of Contributions; Voluntary Withdrawal.

          (a)   A Participant may cease payroll deductions during an Offering Period by delivering written notice of such cessation to the Company in such form and at such time prior to the Exercise Date for such Offering Period as may be established by the Administrator. Upon any such cessation, the Participant may elect either to withdraw from the Plan pursuant to Section 6.2 below or to have amounts credited to his or her Plan Account held in the Plan for the purchase of Common Stock pursuant to Section 4.3 for such Offering Period. Upon receipt of a notice of withdrawal from the Plan, the Participant's payroll deduction authorization and his or her Option to purchase under the Plan shall terminate.

          (b)   A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

          (c)   A Participant who ceases contributions to the Plan during any Offering Period shall not be permitted to resume contributions to the Plan during that Offering Period.

        6.2    Termination of Eligibility.    Upon a Participant's ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the Participant's Plan Account shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 7.2 hereof, as soon as reasonably practicable and such Participant's Option for the Offering Period shall be automatically terminated.

ARTICLE VII.
GENERAL PROVISIONS

        7.1    Administration.

          (a)   It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power to interpret the Plan and the terms of the options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each Participant. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

          (b)   All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination, or interpretation.

        7.2    Designation of Beneficiary.

          (a)   A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's Plan Account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Plan Account in the event of such Participant's death prior to exercise of the Option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b)   Such designation of beneficiary may be changed by the Participant at any time by written notice to the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        7.3    Reports.    Individual accounts shall be maintained for each Participant in the Plan. Statements of Plan Accounts shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Option Price, the number of shares purchased and the remaining cash balance, if any.

        7.4    Condition of Employment.    Neither the creation of the Plan nor an Employee's participation therein shall be deemed to create a contract of employment, any right of continued employment or in any way affect the right of the Company or a Subsidiary to terminate an Employee at any time with or without cause.

        7.5    Amendment and Termination of the Plan

          (a)   The Board may amend, suspend, or terminate the Plan at any time and from time to time, provided that approval by the Company's stockholders shall be required to amend the Plan: (1) to increase (other than an increase pursuant to Section 5.2(a) hereof) the number of shares of Common Stock that may be sold pursuant to Options under the Plan, or (2) in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

          (b)   Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

          (c)   In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

              (i)  altering the Option Price for any Offering Period including an Offering Period underway at the time of the change in Option Price;

             (ii)  shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

            (iii)  allocating shares of Common Stock.

          Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

          (d)   Upon termination of the Plan, the balance in each Participant's Plan Account shall be refunded as soon as practicable after such termination, without any interest thereon.

        7.6    Use of Funds; No Interest Paid.    All funds received by the Company by reason of purchase of Common Stock under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited under the Plan.

        7.7    Term; Approval by Stockholders.    The Plan shall terminate on the tenth anniversary of the date of its initial adoption by the Board, unless earlier terminated by action of the Board. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon be canceled and become null and void.

        7.8    Effect Upon Other Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary, or (b) to grant or assume Options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

        7.9    Conformity to Securities Laws.    Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        7.10    Notice of Disposition of Shares.    The Company may require any Participant to give the Company prompt notice of any disposition of shares of Common Stock, acquired pursuant to the Plan, within two years after the applicable Enrollment Date or within one year after the applicable Exercise Date with respect to such shares. The Company may direct that the certificates evidencing shares acquired pursuant to the Plan refer to such requirement.

        7.11    Tax Withholding.    The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of shares of Common Stock under the Plan or any sale of such shares.

        7.12    Governing Law.    The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of Delaware.

        7.13    Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        7.14    Conditions To Issuance of Shares.    The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

          (a)   The admission of such shares to listing on all stock exchanges, if any, on which is then listed; and

          (b)   The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

          (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

          (d)   The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

          (e)   The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

        7.15    Equal Rights and Privileges.    All Eligible Employees of the Company (or of any Designated Subsidiary) will have equal rights and privileges under the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code or applicable Treasury Regulations thereunder. Any provision of the Plan that is inconsistent with Section 423 or applicable Treasury Regulations thereunder will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury Regulations thereunder.

        7.16    Electronic Forms.    To the extent permitted by applicable state law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

* * * * * *

        I hereby certify that the foregoing Spectranetics Corporation 2010 Employee Stock Purchase Plan was duly approved by the Board of Directors of The Spectranetics Corporation on March 9, 2010.

        I hereby certify that the foregoing Spectranetics Corporation 2010 Employee Stock Purchase Plan was duly approved by the stockholders of The Spectranetics Corporation on June     , 2010.

        Executed on this    day of                    , 2010.

Secretary

Appendix B

SEVENTH AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN

        THIS SEVENTH AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this "Seventh Amendment"), dated as of March 9, 2010, is made and adopted by The Spectranetics Corporation (the "Company"), subject to approval by the stockholders of the Company. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

        WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended (the "Plan");

        WHEREAS, the Company desires to amend the Plan as set forth herein; and

        WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company, provided that approval by the stockholders of the Company is required for any amendment to the Plan that increases the number of shares available under the Plan (other than certain adjustments under the Plan).

        NOW, THEREFORE, BE IT RESOLVED, that, subject to approval by the stockholders of the Company, the Plan be amended as follows:

        1.     Section 3.1(a) of the Plan is hereby amended and restated in its entirety as follows:

          "(a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (x) 3,550,000, (y) any shares of Stock which as of the Effective Date are available for issuance under the 1997 Plan, and (z) any shares of Stock subject to awards under the 1997 Plan which terminate, expire, lapse for any reason or are settled in cash on or after the Effective Date; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.50 shares for each share of Stock delivered in settlement of any Full Value Award. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered under the Plan upon the exercise of Incentive Stock Options shall be that number of shares specified in Section 3.1(a)(x) above."

        2.     This Seventh Amendment shall be effective as of the date of approval by the stockholders of the Company.

        3.     Upon the approval by the stockholders of the Company, this Seventh Amendment shall be incorporated in and form a part of the Plan.

        4.     Except as set forth herein, the Plan shall remain in full force and effect.

        I hereby certify that the foregoing Seventh Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on March 9, 2010.

* * * * *

B-1

        I hereby certify that the foregoing Seventh Amendment was approved by the stockholders of The Spectranetics Corporation on June 25, 2010.

        Executed on this          day of June, 2010.

By:
	Name:	Roger Wertheimer
	Title:	Secretary

B-2

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. The Board of Directors Recommends a Vote FOR the following proposals. Proposal 1. 01 William C. Jennings Vote FOR all nominees Vote WITHHELD Election of directors: 02 Joseph M. Ruggio, M.D. (except as marked) from all nominees (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) Proposal 2. Approval of the Spectranetics Corporation 2010 Employee Stock Purchase Plan. FOR AGAINST ABSTAIN Proposal 3. Approval of Amendment to 2006 Incentive Award Plan which increases by 1,000,000 shares the authorized number of shares of common stock. FOR AGAINST ABSTAIN Proposal 4. Ratification of appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for fiscal 2010. FOR AGAINST ABSTAIN THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. Address Change? Mark box, sign, and indicate changes below: Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET – www.eproxy.com/spnc Use the Internet to vote your proxy until 12:00 p.m. (CT) on June 24, 2010. PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on June 24, 2010. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. COMPANY # Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945 THE SPECTRANETICS CORPORATION

THE SPECTRANETICS CORPORATION 9965 Federal Drive Colorado Springs, CO 80921 Proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 25, 2010. The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” the nominees listed under Item 1 and “FOR” the proposals in Items 2, 3 and 4 and, in the discretion of the Proxies, on any other matters which may properly come before the meeting. By signing the proxy, you revoke all prior proxies and appoint Guy A. Childs and Roger Wertheimer, and each of them, as Proxies with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements thereof. See reverse for voting instructions. THE SPECTRANETICS CORPORATION ANNUAL MEETING OF STOCKHOLDERS Friday, June 25, 2010 9:00 a.m. (MDT) Colorado Springs Antler’s Hilton Hotel 4 South Cascade Avenue Colorado Springs, CO 101675